UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892
                                  -----------

                           TEMPLETON GROWTH FUND, INC.
                        --------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
     ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        ----------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                            --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/09
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


AUGUST 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

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                                                                          GLOBAL

                          TEMPLETON GROWTH FUND, INC.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                        Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Templeton Growth Fund, Inc. ...............................................    3
Performance Summary .......................................................   12
Your Fund's Expenses ......................................................   17
Financial Highlights and Statement of Investments .........................   19
Financial Statements ......................................................   29
Notes to Financial Statements .............................................   33
Report of Independent Registered Public Accounting Firm ...................   43
Tax Designation ...........................................................   44
Board Members and Officers ................................................   46
Shareholder Information ...................................................   51

Shareholder Letter

Dear Shareholder:

The one-year period ended August 31, 2009, was an extraordinary time for investors and those of us who have worked in financial markets for many years. Global economies experienced a synchronized recession that began in 2008 with the U.S. subprime mortgage and credit crises. Despite coordinated efforts by many governments to address spreading liquidity and credit problems, deteriorating economic conditions and mounting uncertainty contributed to record-high market volatility. Later in the period some economic data offered a better outlook, certain countries began to emerge from recession and global markets rallied beginning in March.

Amid recent events, we think it is important to put short-term market developments in perspective. Keep in mind that we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and economic recovery.

Templeton Growth Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio managers discuss investment management decisions and Fund performance for the period. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                       Not part of the annual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Gary P. Motyl

Gary P. Motyl, CFA
President and Chief Executive Officer -
Investment Management
Templeton Growth Fund, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF AUGUST 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Templeton Growth Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Growth Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including emerging markets.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Templeton Growth Fund covers the fiscal year ended August 31, 2009.

PERFORMANCE OVERVIEW

Templeton Growth Fund - Class A had a -18.20% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which had a -16.64% total return for the same period.(1) For the 10-year period ended August 31, 2009, Templeton Growth Fund - Class A delivered a +42.46% cumulative total return, compared with the MSCI World Index's +9.40% cumulative total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 12.

ECONOMIC AND MARKET OVERVIEW

The 12-month period under review can be divided into two halves: the first marked by the bursting of the credit and commodities' bubbles, the onset of global recession and the precipitous decline of equity markets, and the second by a sharp market rebound amid renewed optimism. After the collapse of U.S. investment bank Lehman Brothers at the beginning of the period, restrictive credit and wealth deterioration stalled economic activity, marking the first

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. As of 8/31/09, the Fund's Class A 10-year average annual total return not including the maximum sales charge was +3.60%, compared with the +0.90% 10-year average annual total return of the MSCI World Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 24.


                                Annual Report | 3
global recession in nearly half a century. In response, policymakers spent several trillion dollars purchasing troubled assets and lowering borrowing costs; some central banks, having exhausted traditional monetary stimulus, initiated quantitative easing strategies, which increased the money supply to promote liquidity and lending. Equity market volatility reached record levels and consumer confidence plummeted as global stocks hit 14-year lows.(1) Currency markets were particularly volatile in the first half of the reporting period, though the U.S. dollar advanced as risk-averse investors rotated capital into Treasuries, pressuring yields. The heavily indebted financials sector and the expensive materials sector declined most sharply as the bubbles in credit and commodities burst. Emerging markets, which some investors had believed would "decouple" from a U.S.-led economic downturn, also participated in the global sell-off. Although absolute declines were universal during the first half of the period, relative losses were less severe for the sectors perceived to be more defensive (e.g., utilities, health care and consumer staples).

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/09

                                   (BAR CHART)

Europe                                      45.2%
North America                               39.7%
Asia                                        12.1%
Australia & New Zealand                      0.6%
Latin America & Caribbean                    0.5%
Short-Term Investments & Other Net Assets    1.9%

Global equity markets suffered heavy losses through March before staging a rally fueled by low valuations, renewed optimism and aggregate corporate earnings that beat consensus expectations. Notably, this latter period witnessed a resurgence of cyclical sectors (financials, materials, energy and industrials) as data appeared to indicate some stabilization in the economic and financial turmoil associated with the credit crisis and global recession. Funds flowed out of cash and Treasuries into equities and credit as a turnaround in investor sentiment galvanized. The dollar depreciated, ultimately ending the 12-month period roughly unchanged against the currencies of the U.S.'s major trading partners. Meanwhile, the euro gained against the dollar and the yen, even as European policymakers lowered interest rates and injected capital into the economy to stave off a gathering deflationary cycle. Commodities rallied inconsistently during the period as the demand outlook in emerging markets improved, but spot prices remained well below 2008 highs. Equities moderated somewhat toward the end of the period as economic news remained mixed and some investors worried that stock prices had risen too far. Despite the sharp second-half rebound, all global sectors and regions posted absolute losses during the period under review.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.


                                4 | Annual Report

MANAGER'S DISCUSSION

The year under review encompassed one of the most challenging equity market environments in recent history. Unlike past crises which devastated one particular region, sector or asset class but remained relatively contained, this crisis had its roots in three separate asset classes -- credit, property and commodities -- and the fallout was widespread. One would be hard pressed to find a more potent asset-class elixir: property represents the greatest store of wealth for the average individual, credit is the engine of global commerce, and commodities support the infrastructure of the global economy. The dramatic and broadly simultaneous implosion in all three asset classes created a global crisis whose scope and severity is unparalleled in modern times, and which, in turn, caused global equity markets to plummet in tandem. In fact, one has to go back 80 years and chart the Dow Jones Industrial Average at the onset of the Great Depression to find a decline as swift and dramatic as the one experienced by global stocks during the first six months of this review period.(2)

But the precipitous decline is only half the story of the Fund's year under review because the latter half of the year was remarkable in its own right. After careening headlong into the depths of the worst bear market in a quarter century, stocks reversed course in March and delivered the steepest global equity rally in a quarter century. With initial signs of economic stabilization beginning to emerge and equity valuations still hovering near historical lows, investors decided the worst of the carnage had passed, and enthusiastically reentered equity markets. Global stocks, which had fallen nearly 60% over the eighteen months prior to March, suddenly ROSE 60% in the short span of six months, as measured by the MSCI World Index (in U.S. dollar terms).(1)

TOP 10 COUNTRIES
Based on Equity Securities
8/31/09

              % OF TOTAL
              NET ASSETS
              ----------
U.S.             39.7%
U.K.             14.2%
France            8.5%
Germany           6.5%
Switzerland       5.1%
South Korea       4.4%
Italy             3.0%
Japan             2.6%
Netherlands       2.6%
Singapore         2.2%

The year under review was so sharply divided, not only in terms of directional momentum but also in sector and regional trends, that it is helpful to view it as the aggregate of two distinct periods. The first period was marked by extreme risk aversion and deteriorating financial system and economic conditions, and "counter-cyclical" or "defensive" equity sectors most effectively limited losses. The second period was marked by resurgent risk appetite, financial system stabilization and improving economic indicators, and equity sectors and regions traditionally considered "cyclical" led gains. Reflective of this contrast, the two periods are nearly opposites in terms of sector performance. For example, the best performing sectors in absolute terms during the first six months were the defensive consumer staples, health

(2.) The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.


                                Annual Report | 5
care and telecommunication services sectors, while the worst performers were the cyclical financials, industrials and materials sectors. Conversely, in the latter six months, financials, materials and industrials led absolute returns, while telecommunication services, health care and consumer staples were the biggest laggards. To highlight the contrast between first half and second half performance, it is worth noting that every single sector and region in the MSCI World Index posted double-digit DECLINES during the first half and double-digit GAINS during the second half of the reporting period.(1)

Viewing the fiscal year as a whole, the Fund's performance relative to the benchmark MSCI World Index was determined by our weightings and stock selections within these sectors. Indicative of the severity of the market's decline, nearly all major sectors and regions in both the Fund and the benchmark index posted absolute declines for the 12-month period, even after the powerful six-month rally. On the other hand, and indicative of the steepness of the market rebound, all three of the Fund's top relative contributing sectors over the 12-month period were cyclical in nature: consumer discretionary, information technology and materials.(3) The largest relative detractors were a mix of cyclicals (financials and industrials) and defensives (consumer staples and health care).(4) Regional performance dynamics were similar, with more conservative European stocks leading relative results in the first half of the period, and more aggressive U.S. and emerging market stocks leading second half returns.

Financials stocks were by far the Fund's biggest relative detractors. We have maintained a cautious underweighting in the financials sector since well before the onset of the credit crisis. While it would have been difficult to predict the actual extent of financials' losses, we have long been skeptical of the sector's opaque balance sheets and seemingly unsustainable earnings growth rates. Our decision to underweight the sector aided performance during the first half of the period, when the financials sector was a top relative contributor, but detracted significantly during the second half, when global financials stocks on the whole rallied considerably. Despite steering clear of what we considered to be the sector's most overleveraged stocks -- investment banks at the center of the global financial crisis -- stock selection within the sector still detracted

(3.) The consumer discretionary sector comprises automobiles and components;
     hotels, restaurants and leisure; Internet and catalog retail; media; multiline retail; and specialty retail in the SOI. The information technology sector comprises software and services, semiconductors and semiconductor equipment, and technology hardware and equipment in the SOI. The materials sector comprises construction materials and paper and forest products in the SOI.

(4.) The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, and real estate management and development in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, industrial conglomerates, professional services, and trading companies and distributors in the SOI. The consumer staples sector comprises food and staples retailing, and food products in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.


                                6 | Annual Report
from returns. More than half of the year's 10 worst detractors were financial stocks. Most notable was Dutch banking and insurance conglomerate ING Groep, which posted major losses tied to asset write-downs and had to draw on the Dutch government's bailout facility.

Equal-weighted industrials stocks only nominally hindered relative performance, but losses within the sector were heavily concentrated in the capital goods industry. Siemens, Europe's largest engineering firm, and U.S. industrial conglomerate General Electric were the sector's two main laggards. General Electric was one of the Fund's biggest detractors from performance during the period, falling to its lowest share price levels since 1992 on speculation the company's credit rating would be cut and its financing arm, GE Capital, would need additional cash infusions. The company's first dividend cut in 80 years did little to bolster investor confidence. Nonetheless, GE's industrial business remained strong and management aggressively cut costs. The company reported its third-largest annual profit ever during the period under review, and by period-end stood to further benefit from government-sponsored infrastructure stimulus. Although stock valuations have since risen from extremely low levels (roughly three times trailing earnings in March 2009), prompting us to remove the stock from our bargain list, we still considered GE a core holding.

The Fund's underweighting in the defensive consumer staples sector also detracted from relative performance. Although the Fund's consumer staples stocks performed better than the benchmark's, our light weighting in the resilient but not undervalued sector minimized their positive impact relative to the index, which benefited from a more concentrated consumer staples weighting. Fund exposure to the sector remained limited even at period-end. In the short term, the counter-cyclical qualities of consumer staples stocks can help limit losses in a falling market, but we believe structural headwinds from rising input prices, increasing fragmentation and lack of innovation are too great to justify current valuations, making it difficult to find promising long-term value investments.

In contrast, the health care sector, also traditionally a stalwart in falling markets, featured what we viewed as interesting long-term growth opportunities at depressed valuations, and the Fund maintained above-benchmark exposure due to the number of undervalued companies we identified. Investor concern that reforms to U.S. health care policy under a Democratic administration could curtail the profitability of pharmaceutical companies, hospital operators and medical device manufacturers depressed sector valuations to their lowest levels in two decades. Expiring patents, competition from generics, and research and development productivity also remain ongoing concerns, but we believe these issues are well recognized by investors. We also believe that extremely low valuations during the reporting period largely discounted these


                               Annual Report | 7
concerns, but failed to give credit for the compelling longer-term investment case for certain health care stocks. As the global population ages, demand for health care services will increase, ensuring growth over a secular horizon, particularly in the underserved developing world. Among pharmaceuticals stocks, revenue growth from new product launches are projected to outpace declines from expiring patents over the next few years, and the industry's bloated cost structures present significant self-help potential as companies work to realize efficiencies. Although our overweighted position in the sector was beneficial during the first half of the period, it was detrimental in the second, and overall the Fund's health care stocks ultimately detracted from relative performance.

TOP 10 EQUITY HOLDINGS
8/31/09

COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
------------------------                                              ----------
Microsoft Corp.                                                          3.1%
   SOFTWARE, U.S.
Oracle Corp.                                                             3.0%
   SOFTWARE, U.S.
Amgen Inc.                                                               2.6%
   BIOTECHNOLOGY, U.S.
Pfizer Inc.                                                              2.4%
   PHARMACEUTICALS, U.S.
Accenture Ltd., A                                                        2.4%
   IT SERVICES, U.S.
Vodafone Group PLC                                                       2.1%
   WIRELESS TELECOMMUNICATION SERVICES, U.K.
GlaxoSmithKline PLC                                                      2.0%
   PHARMACEUTICALS, U.K.
Siemens AG                                                               2.0%
   INDUSTRIAL CONGLOMERATES, GERMANY
Sanofi-Aventis                                                           2.0%
   PHARMACEUTICALS, FRANCE
BP PLC                                                                   1.9%
   OIL, GAS & CONSUMABLE FUELS, U.K.

Nonetheless, we regarded our portfolio holdings favorably. The Fund's largest new investment during the period was in Swiss pharmaceuticals maker Roche Holding. In our view, the stock's decline at the beginning of the period seemed unwarranted given the company's interesting product pipeline and the promise of growth from its existing, FDA-approved drugs. Roche is free of material patent expirations and at period-end was trading at a steep discount to its historical average valuation. Furthermore, it now owns U.S. biotechnology firm Genentech, which could ultimately strengthen Roche's already powerful brand and increase the diversity of its product offerings.

Another sector where we identified a good number of undervalued companies was consumer discretionary, which was a major contributor to relative returns during the year in review. The Fund maintained above-benchmark exposure to the sector over the past several years, favoring certain stocks for their strong balance sheets, powerful global brands and ability to generate high free cash flow. Our overweighting relative to the index was initially punished as markets collapsed and consumers retrenched. However, market attrition made valuations all the more compelling to us and, encouraged also by the tendency of consumer stocks to lead market rebounds, we added to our consumer discretionary exposure throughout the downturn. The decision paid off, and the Fund's consumer discretionary stocks significantly outperformed, led by automobile manufacturers and retailers, which rebounded sharply during the latter half of the review period. British home improvement retailer Kingfisher was a top contributor for the year, rallying as signs emerged of a recovery in European property markets and as the company aggressively cut costs and restructured its loss-making Chinese operations.

The information technology sector, another major overweighting in the Fund due to the number of bargains identified by our analysts, was also a top contributor to performance. We began gradually building the Fund's overweighted sector position in the past few years as technology stocks remained out of


                               8 | Annual Report
favor for much of the decade following the 2000 collapse of the TMT (technology, media, telecommunications) bubble. Business spending on technology has been historically low over the past several years, suggesting to us a cyclical upturn may be forthcoming. Furthermore, the fallout from the crisis has reemphasized the importance of lean cost structures, and technology may increasingly be seen as an effective tool for managers looking to optimize costs and realize efficiencies. Certain technology stocks can offer significant free cash flow yields and unburdened balance sheets, giving them financial flexibility and the ability to fund their own growth in difficult credit environments. Technology products are increasingly considered essential, and we think long-term dynamics are favorable for the sector's continued growth, particularly given its attractive valuations at period-end.

Depressed semiconductor and computer hardware stocks staged a dramatic recovery midway through the period, and Samsung, the world's largest consumer electronics manufacturer, was one of the Fund's biggest contributors to total return. The firm announced a promising foundry partnership and benefited from rising spot prices in the depressed memory chip market, and its stellar performance (along with that of Hyundai Motor(5)) also helped make South Korea, which is not part of the index, a standout performer by country. Yet, it was ultimately software and services industry stocks that led the Fund's information technology sector performance during the 12-month period. Top among our investments in software firms was Oracle, which outperformed analysts' expectations and deployed its immense war chest to acquire weaker rivals during the economic downturn.

Although they posted an absolute loss, the Fund's underweighted materials holdings performed better than the benchmark's as the bursting of the commodities bubble wreaked havoc on the economically sensitive sector. Our cautious exposure to metals and mining stocks detracted from performance over the past year as commodities' prices soared, fueled by emerging market growth prospects and increasing speculation in hard assets. However, our caution was duly rewarded thus far in 2009, and our skepticism proved well founded. The modest investments we made in the cyclically depressed European pulp and paper industries outperformed the benchmark's materials position, with its higher concentration in volatile metals and mining stocks.

(5.) This holding is not an index component.


                               Annual Report | 9

By the end of the review period, optimism among equity investors had reached its highest level in two years.(6) While the consensus may have turned bullish in recent months, it is important to note that the rally from March through August was already quite substantial, and significant structural headwinds still persist over the intermediate term. Not least of these were the Chinese government's ability to continue subsidizing growth and the U.S. government's ability to continue funding its growing deficit by selling Treasury bonds abroad. Meanwhile, corporate earnings trends were encouraging and economic indicators appeared supportive at period-end, but much of the improvement stemmed from aggressive cost-cutting that helped buoy earnings and a resurgence in inventory restocking that lifted manufacturing. In our opinion, investors should watch closely for the sustainability of these trends and be encouraged by any indication of organic growth in corporate revenues and economic variables.

We think it is worth noting that insider selling has increased dramatically in recent months, which to us is a sign that those currently closest to corporate fundamentals may consider this market rally overextended. Indeed, at period-end the price-to-earnings ratio of the MSCI World Index had roughly tripled since the market's March lows, suggesting that a continued recovery has been priced into the near-term forecast.(1) However, the near-term trajectories of equity markets and the global economy are of scant concern to us strategically (aside from the potential buying opportunities that market declines often present), and we have little insight into their immediate paths. As value investors, we are instead focused on finding companies whose current share price discounts the longer term value of their assets, earnings and cash-flow potential. While recent market strength has made this task a bit more difficult, we nonetheless continue to find select stocks that meet our stringent, long-term value criteria. Sir John Templeton used to say "the time to buy is when others are despondently selling, and the time to sell is when others are avidly buying." We believe the acquisitions we made during the downturn, when many investors were despondently selling, represented a rare opportunity to buy quality global companies at deeply discounted valuations, and could provide an excellent foundation for future long-term performance.

(6.) Source: Bloomberg, LP, "Stock Bulls Increase as Survey Shows Most Optimism in Two Years," BLOOMBERG PROFESSIONAL CONFIDENCE SURVEY, 8/12/09.


                               10 | Annual Report

Thank you for your continued participation in Templeton Growth Fund during a difficult year. We look forward to serving your future investment needs.

(PHOTO OF CINDY L. SWEETING)


/s/ Cindy L. Sweeting

Cindy L. Sweeting, CFA


(PHOTO OF LISA F. MYERS)


/s/ Lisa F. Myers

Lisa F. Myers, J.D., CFA


(PHOTO OF TUCKER SCOTT)


/s/ Tucker Scott

Tucker Scott, CFA

Portfolio Management Team
Templeton Growth Fund, Inc.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 11

Performance Summary as of 8/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TEPLX)                    CHANGE   8/31/09   8/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$4.27    $15.55    $19.82
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.5363

CLASS B (SYMBOL: TMGBX)                    CHANGE   8/31/09   8/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$4.08    $15.26    $19.34
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.3626

CLASS C (SYMBOL: TEGTX)                    CHANGE   8/31/09   8/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$4.06    $15.14    $19.20
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.3715

CLASS R (SYMBOL: TEGRX)                    CHANGE   8/31/09   8/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$4.20    $15.40    $19.60
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.4864

ADVISOR CLASS (SYMBOL: TGADX)              CHANGE   8/31/09   8/31/08
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$4.31    $15.56    $19.87
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.5906


                               12 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES; CLASS A: 5.75 MAXIMUM INITIAL SALES CHARGES; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR    5-YEAR        10-YEAR
-------                                         -------   -------  ------------------
Cumulative Total Return(1)                       -18.20%    +4.27%       +42.46%
Average Annual Total Return(2)                   -22.90%    -0.34%        +2.99%
Value of $10,000 Investment(3)                  $ 7,710   $ 9,829       $13,429
Avg. Ann. Total Return (9/30/09)(4)               -7.85%    +0.27%        +3.93%
   Total Annual Operating Expenses(5)    1.03%

CLASS B                                          1-YEAR    5-YEAR        10-YEAR
-------                                         -------   -------  ------------------
Cumulative Total Return(1)                       -18.79%    +0.45%       +34.23%
Average Annual Total Return(2)                   -21.95%    -0.21%        +2.99%
Value of $10,000 Investment(3)                  $ 7,805   $ 9,898       $13,423
Avg. Ann. Total Return (9/30/09)(4)               -6.75%    +0.41%        +3.93%
    Total Annual Operating Expenses(5)   1.78%

CLASS C                                          1-YEAR    5-YEAR        10-YEAR
-------                                         -------   -------  ------------------
Cumulative Total Return(1)                       -18.76%    +0.46%       +32.26%
Average Annual Total Return(2)                   -19.55%    +0.09%        +2.84%
Value of $10,000 Investment(3)                  $ 8,045   $10,046       $13,226
Avg. Ann. Total Return (9/30/09)(4)               -3.87%    +0.71%        +3.77%
   Total Annual Operating Expenses(5)    1.77%

CLASS R                                          1-YEAR    5-YEAR  INCEPTION (1/1/02)
-------                                         -------   -------  ------------------
Cumulative Total Return(1)                       -18.36%    +3.04%       +24.76%
Average Annual Total Return(2)                   -18.36%    +0.60%        +2.93%
Value of $10,000 Investment(3)                  $ 8,164   $10,304       $12,476
Avg. Ann. Total Return (9/30/09)(4)               -2.40%    +1.22%        +4.28%
    Total Annual Operating Expenses(5)   1.28%

ADVISOR CLASS                                    1-YEAR    5-YEAR       10-YEAR
-------------                                   -------   -------  ------------------
Cumulative Total Return(1)                       -18.01%    +5.56%       +46.08%
Average Annual Total Return(2)                   -18.01%    +1.09%        +3.86%
Value of $10,000 Investment(3)                  $ 8,199   $10,556       $14,608
Avg. Ann. Total Return (9/30/09)(4)               -1.92%    +1.72%        +4.81%
   Total Annual Operating Expenses(5)    0.78%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   8/31/09
-------   -------
1-Year    -22.90%
5-Year     -0.34%
10-Year    +2.99%

CLASS A (9/1/99-8/31/09)

                               (PERFORMANCE GRAPH)

                TEMPLETON GROWTH       MSCI
DATE             FUND - CLASS A    WORLD INDEX     CPI
----            ----------------   -----------   -------
9/1/1999            $ 9,427          $10,000     $10,000
9/30/1999           $ 9,089          $ 9,904     $10,048
10/31/1999          $ 9,097          $10,421     $10,066
11/30/1999          $ 9,501          $10,715     $10,072
12/31/1999          $10,290          $11,584     $10,072
1/31/2000           $ 9,584          $10,922     $10,102
2/29/2000           $ 9,259          $10,953     $10,162
3/31/2000           $ 9,929          $11,711     $10,245
4/30/2000           $ 9,800          $11,217     $10,251
5/31/2000           $ 9,981          $10,934     $10,263
6/30/2000           $10,032          $11,304     $10,317
7/31/2000           $ 9,965          $10,987     $10,341
8/31/2000           $10,146          $11,346     $10,341
9/30/2000           $ 9,837          $10,744     $10,395
10/31/2000          $ 9,926          $10,565     $10,413
11/30/2000          $ 9,865          $ 9,925     $10,419
12/31/2000          $10,469          $10,087     $10,413
1/31/2001           $10,612          $10,283     $10,479
2/28/2001           $10,469          $ 9,415     $10,521
3/31/2001           $ 9,980          $ 8,799     $10,545
4/30/2001           $10,384          $ 9,451     $10,586
5/31/2001           $10,589          $ 9,334     $10,634
6/30/2001           $10,395          $ 9,043     $10,652
7/31/2001           $10,355          $ 8,924     $10,622
8/31/2001           $10,310          $ 8,497     $10,622
9/30/2001           $ 9,433          $ 7,749     $10,670
10/31/2001          $ 9,744          $ 7,899     $10,634
11/30/2001          $10,360          $ 8,367     $10,616
12/31/2001          $10,526          $ 8,421     $10,575
1/31/2002           $10,298          $ 8,167     $10,598
2/28/2002           $10,502          $ 8,097     $10,640
3/31/2002           $10,894          $ 8,457     $10,700
4/30/2002           $10,953          $ 8,173     $10,760
5/31/2002           $11,181          $ 8,192     $10,760
6/30/2002           $10,725          $ 7,696     $10,766
7/31/2002           $ 9,994          $ 7,049     $10,778
8/31/2002           $ 9,999          $ 7,063     $10,814
9/30/2002           $ 8,906          $ 6,288     $10,832
10/31/2002          $ 9,362          $ 6,753     $10,850
11/30/2002          $ 9,975          $ 7,119     $10,850
12/31/2002          $ 9,528          $ 6,775     $10,826
1/31/2003           $ 9,337          $ 6,571     $10,874
2/28/2003           $ 9,020          $ 6,458     $10,958
3/31/2003           $ 8,817          $ 6,440     $11,023
4/30/2003           $ 9,648          $ 7,015     $10,999
5/31/2003           $10,408          $ 7,420     $10,981
6/30/2003           $10,599          $ 7,551     $10,993
7/31/2003           $10,838          $ 7,706     $11,005
8/31/2003           $11,089          $ 7,874     $11,047
9/30/2003           $11,125          $ 7,924     $11,083
10/31/2003          $11,600          $ 8,396     $11,071
11/30/2003          $11,886          $ 8,526     $11,041
12/31/2003          $12,659          $ 9,063     $11,029
1/31/2004           $12,922          $ 9,210     $11,083
2/29/2004           $13,247          $ 9,368     $11,143
3/31/2004           $13,044          $ 9,309     $11,215
4/30/2004           $12,928          $ 9,124     $11,251
5/31/2004           $13,002          $ 9,213     $11,317
6/30/2004           $13,234          $ 9,406     $11,352
7/31/2004           $12,818          $ 9,102     $11,335
8/31/2004           $12,879          $ 9,145     $11,341
9/30/2004           $13,191          $ 9,321     $11,364
10/31/2004          $13,505          $ 9,552     $11,424
11/30/2004          $14,330          $10,057     $11,430
12/31/2004          $14,810          $10,444     $11,388
1/31/2005           $14,448          $10,211     $11,412
2/28/2005           $15,088          $10,539     $11,478
3/31/2005           $14,855          $10,339     $11,568
4/30/2005           $14,551          $10,121     $11,646
5/31/2005           $14,610          $10,309     $11,634
6/30/2005           $14,804          $10,402     $11,640
7/31/2005           $15,185          $10,768     $11,694
8/31/2005           $15,418          $10,854     $11,753
9/30/2005           $15,722          $11,139     $11,897
10/31/2005          $15,190          $10,871     $11,921
11/30/2005          $15,483          $11,239     $11,825
12/31/2005          $16,017          $11,491     $11,777
1/31/2006           $16,610          $12,007     $11,867
2/28/2006           $16,624          $11,994     $11,891
3/31/2006           $16,903          $12,263     $11,957
4/30/2006           $17,497          $12,642     $12,059
5/31/2006           $17,043          $12,221     $12,118
6/30/2006           $17,043          $12,223     $12,142
7/31/2006           $17,253          $12,302     $12,178
8/31/2006           $17,658          $12,627     $12,202
9/30/2006           $18,014          $12,782     $12,142
10/31/2006          $18,573          $13,253     $12,077
11/30/2006          $19,079          $13,585     $12,059
12/31/2006          $19,510          $13,865     $12,077
1/31/2007           $19,715          $14,031     $12,113
2/28/2007           $19,396          $13,964     $12,178
3/31/2007           $19,647          $14,225     $12,289
4/30/2007           $20,529          $14,861     $12,369
5/31/2007           $20,947          $15,292     $12,445
6/30/2007           $20,856          $15,180     $12,469
7/31/2007           $20,126          $14,847     $12,466
8/31/2007           $19,883          $14,842     $12,443
9/30/2007           $20,483          $15,553     $12,477
10/31/2007          $20,978          $16,033     $12,504
11/30/2007          $20,221          $15,385     $12,578
12/31/2007          $19,937          $15,191     $12,569
1/31/2008           $18,404          $14,033     $12,632
2/29/2008           $17,824          $13,959     $12,669
3/31/2008           $17,584          $13,832     $12,778
4/30/2008           $18,379          $14,570     $12,856
5/31/2008           $18,520          $14,810     $12,964
6/30/2008           $16,880          $13,634     $13,095
7/31/2008           $16,681          $13,305     $13,164
8/31/2008           $16,416          $13,124     $13,111
9/30/2008           $14,503          $11,569     $13,093
10/31/2008          $11,621          $ 9,378     $12,961
11/30/2008          $10,718          $ 8,778     $12,712
12/31/2008          $11,270          $ 9,064     $12,581
1/31/2009           $10,070          $ 8,272     $12,636
2/28/2009           $ 9,085          $ 7,431     $12,699
3/31/2009           $ 9,819          $ 7,996     $12,729
4/30/2009           $10,933          $ 8,901     $12,761
5/31/2009           $11,849          $ 9,719     $12,798
6/30/2009           $11,823          $ 9,679     $12,908
7/31/2009           $12,971          $10,502     $12,888
8/31/2009           $13,429          $10,940     $12,916
Total Returns         34.29%            9.40%      29.16%

AVERAGE ANNUAL TOTAL RETURN

CLASS B   8/31/09
-------   -------
1-Year    -21.95%
5-Year     -0.21%
10-Year    +2.99%

CLASS B (9/1/99-8/31/09)
                               (PERFORMANCE GRAPH)

                TEMPLETON GROWTH       MSCI
DATE             FUND - CLASS B    WORLD INDEX     CPI
----            ----------------   -----------   -------
9/1/1999            $10,000          $10,000     $10,000
9/30/1999           $ 9,635          $ 9,904     $10,048
10/31/1999          $ 9,643          $10,421     $10,066
11/30/1999          $10,063          $10,715     $10,072
12/31/1999          $10,889          $11,584     $10,072
1/31/2000           $10,132          $10,922     $10,102
2/29/2000           $ 9,786          $10,953     $10,162
3/31/2000           $10,489          $11,711     $10,245
4/30/2000           $10,346          $11,217     $10,251
5/31/2000           $10,532          $10,934     $10,263
6/30/2000           $10,582          $11,304     $10,317
7/31/2000           $10,500          $10,987     $10,341
8/31/2000           $10,681          $11,346     $10,341
9/30/2000           $10,351          $10,744     $10,395
10/31/2000          $10,438          $10,565     $10,413
11/30/2000          $10,367          $ 9,925     $10,419
12/31/2000          $10,995          $10,087     $10,413
1/31/2001           $11,139          $10,283     $10,479
2/28/2001           $10,982          $ 9,415     $10,521
3/31/2001           $10,464          $ 8,799     $10,545
4/30/2001           $10,880          $ 9,451     $10,586
5/31/2001           $11,091          $ 9,334     $10,634
6/30/2001           $10,874          $ 9,043     $10,652
7/31/2001           $10,832          $ 8,924     $10,622
8/31/2001           $10,777          $ 8,497     $10,622
9/30/2001           $ 9,855          $ 7,749     $10,670
10/31/2001          $10,171          $ 7,899     $10,634
11/30/2001          $10,808          $ 8,367     $10,616
12/31/2001          $10,977          $ 8,421     $10,575
1/31/2002           $10,725          $ 8,167     $10,598
2/28/2002           $10,934          $ 8,097     $10,640
3/31/2002           $11,334          $ 8,457     $10,700
4/30/2002           $11,396          $ 8,173     $10,760
5/31/2002           $11,624          $ 8,192     $10,760
6/30/2002           $11,137          $ 7,696     $10,766
7/31/2002           $10,374          $ 7,049     $10,778
8/31/2002           $10,374          $ 7,063     $10,814
9/30/2002           $ 9,235          $ 6,288     $10,832
10/31/2002          $ 9,703          $ 6,753     $10,850
11/30/2002          $10,327          $ 7,119     $10,850
12/31/2002          $ 9,861          $ 6,775     $10,826
1/31/2003           $ 9,660          $ 6,571     $10,874
2/28/2003           $ 9,322          $ 6,458     $10,958
3/31/2003           $ 9,103          $ 6,440     $11,023
4/30/2003           $ 9,961          $ 7,015     $10,999
5/31/2003           $10,737          $ 7,420     $10,981
6/30/2003           $10,925          $ 7,551     $10,993
7/31/2003           $11,169          $ 7,706     $11,005
8/31/2003           $11,420          $ 7,874     $11,047
9/30/2003           $11,451          $ 7,924     $11,083
10/31/2003          $11,927          $ 8,396     $11,071
11/30/2003          $12,213          $ 8,526     $11,041
12/31/2003          $12,997          $ 9,063     $11,029
1/31/2004           $13,265          $ 9,210     $11,083
2/29/2004           $13,590          $ 9,368     $11,143
3/31/2004           $13,373          $ 9,309     $11,215
4/30/2004           $13,246          $ 9,124     $11,251
5/31/2004           $13,310          $ 9,213     $11,317
6/30/2004           $13,546          $ 9,406     $11,352
7/31/2004           $13,106          $ 9,102     $11,335
8/31/2004           $13,163          $ 9,145     $11,341
9/30/2004           $13,469          $ 9,321     $11,364
10/31/2004          $13,787          $ 9,552     $11,424
11/30/2004          $14,617          $10,057     $11,430
12/31/2004          $15,100          $10,444     $11,388
1/31/2005           $14,718          $10,211     $11,412
2/28/2005           $15,361          $10,539     $11,478
3/31/2005           $15,113          $10,339     $11,568
4/30/2005           $14,798          $10,121     $11,646
5/31/2005           $14,845          $10,309     $11,634
6/30/2005           $15,040          $10,402     $11,640
7/31/2005           $15,415          $10,768     $11,694
8/31/2005           $15,643          $10,854     $11,753
9/30/2005           $15,937          $11,139     $11,897
10/31/2005          $15,385          $10,871     $11,921
11/30/2005          $15,680          $11,239     $11,825
12/31/2005          $16,213          $11,491     $11,777
1/31/2006           $16,802          $12,007     $11,867
2/28/2006           $16,802          $11,994     $11,891
3/31/2006           $17,075          $12,263     $11,957
4/30/2006           $17,664          $12,642     $12,059
5/31/2006           $17,197          $12,221     $12,118
6/30/2006           $17,182          $12,223     $12,142
7/31/2006           $17,383          $12,302     $12,178
8/31/2006           $17,778          $12,627     $12,202
9/30/2006           $18,123          $12,782     $12,142
10/31/2006          $18,680          $13,253     $12,077
11/30/2006          $19,175          $13,585     $12,059
12/31/2006          $19,601          $13,865     $12,077
1/31/2007           $19,788          $14,031     $12,113
2/28/2007           $19,461          $13,964     $12,178
3/31/2007           $19,702          $14,225     $12,289
4/30/2007           $20,566          $14,861     $12,369
5/31/2007           $20,978          $15,292     $12,445
6/30/2007           $20,869          $15,180     $12,469
7/31/2007           $20,130          $14,847     $12,466
8/31/2007           $19,873          $14,842     $12,443
9/30/2007           $20,473          $15,553     $12,477
10/31/2007          $20,967          $16,033     $12,504
11/30/2007          $20,210          $15,385     $12,578
12/31/2007          $19,925          $15,191     $12,569
1/31/2008           $18,393          $14,033     $12,632
2/29/2008           $17,813          $13,959     $12,669
3/31/2008           $17,573          $13,832     $12,778
4/30/2008           $18,367          $14,570     $12,856
5/31/2008           $18,508          $14,810     $12,964
6/30/2008           $16,869          $13,634     $13,095
7/31/2008           $16,669          $13,305     $13,164
8/31/2008           $16,404          $13,124     $13,111
9/30/2008           $14,493          $11,569     $13,093
10/31/2008          $11,613          $ 9,378     $12,961
11/30/2008          $10,711          $ 8,778     $12,712
12/31/2008          $11,263          $ 9,064     $12,581
1/31/2009           $10,063          $ 8,272     $12,636
2/28/2009           $ 9,079          $ 7,431     $12,699
3/31/2009           $ 9,813          $ 7,996     $12,729
4/30/2009           $10,926          $ 8,901     $12,761
5/31/2009           $11,841          $ 9,719     $12,798
6/30/2009           $11,815          $ 9,679     $12,908
7/31/2009           $12,963          $10,502     $12,888
8/31/2009           $13,423          $10,940     $12,916
Total Returns         34.23%            9.40%      29.16%


                               14 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   8/31/09
-------   -------
1-Year    -19.55%
5-Year     +0.09%
10-Year    +2.84%

CLASS C (9/1/99-8/31/09)

                               (PERFORMANCE GRAPH)

                TEMPLETON GROWTH       MSCI
DATE             FUND - CLASS C    WORLD INDEX     CPI
----            ----------------   -----------   -------
9/1/1999            $10,000          $10,000     $10,000
9/30/1999           $ 9,640          $ 9,904     $10,048
10/31/1999          $ 9,642          $10,421     $10,066
11/30/1999          $10,060          $10,715     $10,072
12/31/1999          $10,890          $11,584     $10,072
1/31/2000           $10,136          $10,922     $10,102
2/29/2000           $ 9,782          $10,953     $10,162
3/31/2000           $10,491          $11,711     $10,245
4/30/2000           $10,347          $11,217     $10,251
5/31/2000           $10,530          $10,934     $10,263
6/30/2000           $10,580          $11,304     $10,317
7/31/2000           $10,502          $10,987     $10,341
8/31/2000           $10,679          $11,346     $10,341
9/30/2000           $10,347          $10,744     $10,395
10/31/2000          $10,440          $10,565     $10,413
11/30/2000          $10,369          $ 9,925     $10,419
12/31/2000          $10,994          $10,087     $10,413
1/31/2001           $11,140          $10,283     $10,479
2/28/2001           $10,982          $ 9,415     $10,521
3/31/2001           $10,465          $ 8,799     $10,545
4/30/2001           $10,879          $ 9,451     $10,586
5/31/2001           $11,091          $ 9,334     $10,634
6/30/2001           $10,879          $ 9,043     $10,652
7/31/2001           $10,830          $ 8,924     $10,622
8/31/2001           $10,775          $ 8,497     $10,622
9/30/2001           $ 9,851          $ 7,749     $10,670
10/31/2001          $10,170          $ 7,899     $10,634
11/30/2001          $10,812          $ 8,367     $10,616
12/31/2001          $10,974          $ 8,421     $10,575
1/31/2002           $10,726          $ 8,167     $10,598
2/28/2002           $10,937          $ 8,097     $10,640
3/31/2002           $11,334          $ 8,457     $10,700
4/30/2002           $11,396          $ 8,173     $10,760
5/31/2002           $11,625          $ 8,192     $10,760
6/30/2002           $11,135          $ 7,696     $10,766
7/31/2002           $10,373          $ 7,049     $10,778
8/31/2002           $10,373          $ 7,063     $10,814
9/30/2002           $ 9,233          $ 6,288     $10,832
10/31/2002          $ 9,701          $ 6,753     $10,850
11/30/2002          $10,329          $ 7,119     $10,850
12/31/2002          $ 9,858          $ 6,775     $10,826
1/31/2003           $ 9,657          $ 6,571     $10,874
2/28/2003           $ 9,324          $ 6,458     $10,958
3/31/2003           $ 9,103          $ 6,440     $11,023
4/30/2003           $ 9,959          $ 7,015     $10,999
5/31/2003           $10,739          $ 7,420     $10,981
6/30/2003           $10,928          $ 7,551     $10,993
7/31/2003           $11,167          $ 7,706     $11,005
8/31/2003           $11,418          $ 7,874     $11,047
9/30/2003           $11,450          $ 7,924     $11,083
10/31/2003          $11,926          $ 8,396     $11,071
11/30/2003          $12,213          $ 8,526     $11,041
12/31/2003          $12,999          $ 9,063     $11,029
1/31/2004           $13,262          $ 9,210     $11,083
2/29/2004           $13,595          $ 9,368     $11,143
3/31/2004           $13,377          $ 9,309     $11,215
4/30/2004           $13,249          $ 9,124     $11,251
5/31/2004           $13,313          $ 9,213     $11,317
6/30/2004           $13,544          $ 9,406     $11,352
7/31/2004           $13,108          $ 9,102     $11,335
8/31/2004           $13,166          $ 9,145     $11,341
9/30/2004           $13,473          $ 9,321     $11,364
10/31/2004          $13,788          $ 9,552     $11,424
11/30/2004          $14,614          $10,057     $11,430
12/31/2004          $15,099          $10,444     $11,388
1/31/2005           $14,716          $10,211     $11,412
2/28/2005           $15,361          $10,539     $11,478
3/31/2005           $15,113          $10,339     $11,568
4/30/2005           $14,796          $10,121     $11,646
5/31/2005           $14,850          $10,309     $11,634
6/30/2005           $15,039          $10,402     $11,640
7/31/2005           $15,415          $10,768     $11,694
8/31/2005           $15,637          $10,854     $11,753
9/30/2005           $15,940          $11,139     $11,897
10/31/2005          $15,389          $10,871     $11,921
11/30/2005          $15,678          $11,239     $11,825
12/31/2005          $16,207          $11,491     $11,777
1/31/2006           $16,799          $12,007     $11,867
2/28/2006           $16,799          $11,994     $11,891
3/31/2006           $17,074          $12,263     $11,957
4/30/2006           $17,658          $12,642     $12,059
5/31/2006           $17,196          $12,221     $12,118
6/30/2006           $17,182          $12,223     $12,142
7/31/2006           $17,384          $12,302     $12,178
8/31/2006           $17,781          $12,627     $12,202
9/30/2006           $18,128          $12,782     $12,142
10/31/2006          $18,681          $13,253     $12,077
11/30/2006          $19,180          $13,585     $12,059
12/31/2006          $19,602          $13,865     $12,077
1/31/2007           $19,789          $14,031     $12,113
2/28/2007           $19,461          $13,964     $12,178
3/31/2007           $19,703          $14,225     $12,289
4/30/2007           $20,572          $14,861     $12,369
5/31/2007           $20,979          $15,292     $12,445
6/30/2007           $20,869          $15,180     $12,469
7/31/2007           $20,126          $14,847     $12,466
8/31/2007           $19,876          $14,842     $12,443
9/30/2007           $20,455          $15,553     $12,477
10/31/2007          $20,937          $16,033     $12,504
11/30/2007          $20,178          $15,385     $12,578
12/31/2007          $19,877          $15,191     $12,569
1/31/2008           $18,334          $14,033     $12,632
2/29/2008           $17,757          $13,959     $12,669
3/31/2008           $17,503          $13,832     $12,778
4/30/2008           $18,283          $14,570     $12,856
5/31/2008           $18,410          $14,810     $12,964
6/30/2008           $16,773          $13,634     $13,095
7/31/2008           $16,561          $13,305     $13,164
8/31/2008           $16,282          $13,124     $13,111
9/30/2008           $14,382          $11,569     $13,093
10/31/2008          $11,516          $ 9,378     $12,961
11/30/2008          $10,617          $ 8,778     $12,712
12/31/2008          $11,156          $ 9,064     $12,581
1/31/2009           $ 9,959          $ 8,272     $12,636
2/28/2009           $ 8,981          $ 7,431     $12,699
3/31/2009           $ 9,697          $ 7,996     $12,729
4/30/2009           $10,798          $ 8,901     $12,761
5/31/2009           $11,689          $ 9,719     $12,798
6/30/2009           $11,654          $ 9,679     $12,908
7/31/2009           $12,781          $10,502     $12,888
8/31/2009           $13,226          $10,940     $12,916
Total Returns         32.26%            9.40%      29.16%

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    8/31/09
-------                    -------
1-Year                     -18.36%
5-Year                      +0.60%
Since Inception (1/1/02)    +2.93%

CLASS R (1/1/02-8/31/09)

                               (PERFORMANCE GRAPH)

                TEMPLETON GROWTH       MSCI
DATE             FUND - CLASS R    WORLD INDEX     CPI
----            ----------------   -----------   -------
1/1/2002            $10,000          $10,000     $10,000
1/31/2002           $ 9,745          $ 9,698     $10,023
2/28/2002           $ 9,944          $ 9,616     $10,062
3/31/2002           $10,309          $10,043     $10,119
4/30/2002           $10,365          $ 9,705     $10,175
5/31/2002           $10,581          $ 9,728     $10,175
6/30/2002           $10,144          $ 9,140     $10,181
7/31/2002           $ 9,446          $ 8,370     $10,192
8/31/2002           $ 9,451          $ 8,388     $10,226
9/30/2002           $ 8,416          $ 7,467     $10,243
10/31/2002          $ 8,846          $ 8,020     $10,260
11/30/2002          $ 9,416          $ 8,454     $10,260
12/31/2002          $ 8,995          $ 8,046     $10,238
1/31/2003           $ 8,813          $ 7,803     $10,283
2/28/2003           $ 8,512          $ 7,669     $10,362
3/31/2003           $ 8,314          $ 7,648     $10,424
4/30/2003           $ 9,102          $ 8,331     $10,402
5/31/2003           $ 9,816          $ 8,811     $10,385
6/30/2003           $ 9,992          $ 8,967     $10,396
7/31/2003           $10,218          $ 9,151     $10,407
8/31/2003           $10,451          $ 9,351     $10,447
9/30/2003           $10,484          $ 9,410     $10,481
10/31/2003          $10,927          $ 9,970     $10,470
11/30/2003          $11,193          $10,125     $10,441
12/31/2003          $11,922          $10,762     $10,430
1/31/2004           $12,165          $10,937     $10,481
2/29/2004           $12,472          $11,124     $10,538
3/31/2004           $12,281          $11,055     $10,606
4/30/2004           $12,165          $10,835     $10,640
5/31/2004           $12,229          $10,941     $10,702
6/30/2004           $12,449          $11,170     $10,736
7/31/2004           $12,055          $10,808     $10,719
8/31/2004           $12,107          $10,860     $10,724
9/30/2004           $12,397          $11,069     $10,747
10/31/2004          $12,693          $11,343     $10,804
11/30/2004          $13,460          $11,944     $10,809
12/31/2004          $13,911          $12,403     $10,770
1/31/2005           $13,568          $12,126     $10,792
2/28/2005           $14,168          $12,516     $10,855
3/31/2005           $13,948          $12,278     $10,939
4/30/2005           $13,660          $12,019     $11,013
5/31/2005           $13,710          $12,242     $11,002
6/30/2005           $13,893          $12,353     $11,007
7/31/2005           $14,247          $12,788     $11,058
8/31/2005           $14,461          $12,890     $11,115
9/30/2005           $14,742          $13,228     $11,251
10/31/2005          $14,238          $12,910     $11,273
11/30/2005          $14,515          $13,347     $11,183
12/31/2005          $15,008          $13,646     $11,138
1/31/2006           $15,562          $14,258     $11,222
2/28/2006           $15,568          $14,243     $11,245
3/31/2006           $15,832          $14,563     $11,307
4/30/2006           $16,380          $15,013     $11,404
5/31/2006           $15,951          $14,513     $11,460
6/30/2006           $15,951          $14,515     $11,483
7/31/2006           $16,142          $14,609     $11,517
8/31/2006           $16,518          $14,995     $11,539
9/30/2006           $16,847          $15,179     $11,483
10/31/2006          $17,369          $15,739     $11,420
11/30/2006          $17,840          $16,132     $11,404
12/31/2006          $18,239          $16,465     $11,420
1/31/2007           $18,426          $16,662     $11,455
2/28/2007           $18,125          $16,582     $11,517
3/31/2007           $18,354          $16,893     $11,622
4/30/2007           $19,179          $17,648     $11,697
5/31/2007           $19,566          $18,160     $11,768
6/30/2007           $19,473          $18,026     $11,791
7/31/2007           $18,784          $17,631     $11,788
8/31/2007           $18,555          $17,625     $11,767
9/30/2007           $19,114          $18,469     $11,799
10/31/2007          $19,569          $19,040     $11,824
11/30/2007          $18,863          $18,270     $11,895
12/31/2007          $18,594          $18,040     $11,887
1/31/2008           $17,160          $16,665     $11,946
2/29/2008           $16,622          $16,577     $11,980
3/31/2008           $16,389          $16,426     $12,084
4/30/2008           $17,129          $17,302     $12,157
5/31/2008           $17,262          $17,588     $12,260
6/30/2008           $15,726          $16,191     $12,383
7/31/2008           $15,538          $15,800     $12,448
8/31/2008           $15,281          $15,585     $12,399
9/30/2008           $13,495          $13,738     $12,382
10/31/2008          $10,821          $11,137     $12,257
11/30/2008          $ 9,979          $10,424     $12,022
12/31/2008          $10,490          $10,764     $11,897
1/31/2009           $ 9,364          $ 9,824     $11,949
2/28/2009           $ 8,448          $ 8,825     $12,009
3/31/2009           $ 9,129          $ 9,496     $12,038
4/30/2009           $10,167          $10,570     $12,068
5/31/2009           $11,009          $11,541     $12,103
6/30/2009           $10,985          $11,494     $12,207
7/31/2009           $12,053          $12,471     $12,187
8/31/2009           $12,476          $12,991     $12,215
Total Returns         24.76%           29.91%      22.15%


                               Annual Report | 15

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   8/31/09
-------------   -------
1-Year          -18.01%
5-Year           +1.09%
10-Year          +3.86%

ADVISOR CLASS (9/1/99-8/31/09)

                               (PERFORMANCE GRAPH)

                  TEMPLETON GROWTH         MSCI
DATE            FUND - ADVISOR CLASS   WORLD INDEX     CPI
----            --------------------   -----------   -------
9/1/1999              $10,000            $10,000     $10,000
9/30/1999             $ 9,648            $ 9,904     $10,048
10/31/1999            $ 9,655            $10,421     $10,066
11/30/1999            $10,088            $10,715     $10,072
12/31/1999            $10,929            $11,584     $10,072
1/31/2000             $10,180            $10,922     $10,102
2/29/2000             $ 9,835            $10,953     $10,162
3/31/2000             $10,552            $11,711     $10,245
4/30/2000             $10,415            $11,217     $10,251
5/31/2000             $10,612            $10,934     $10,263
6/30/2000             $10,667            $11,304     $10,317
7/31/2000             $10,596            $10,987     $10,341
8/31/2000             $10,793            $11,346     $10,341
9/30/2000             $10,464            $10,744     $10,395
10/31/2000            $10,562            $10,565     $10,413
11/30/2000            $10,497            $ 9,925     $10,419
12/31/2000            $11,143            $10,087     $10,413
1/31/2001             $11,301            $10,283     $10,479
2/28/2001             $11,149            $ 9,415     $10,521
3/31/2001             $10,634            $ 8,799     $10,545
4/30/2001             $11,058            $ 9,451     $10,586
5/31/2001             $11,289            $ 9,334     $10,634
6/30/2001             $11,076            $ 9,043     $10,652
7/31/2001             $11,040            $ 8,924     $10,622
8/31/2001             $10,998            $ 8,497     $10,622
9/30/2001             $10,058            $ 7,749     $10,670
10/31/2001            $10,397            $ 7,899     $10,634
11/30/2001            $11,059            $ 8,367     $10,616
12/31/2001            $11,239            $ 8,421     $10,575
1/31/2002             $10,989            $ 8,167     $10,598
2/28/2002             $11,214            $ 8,097     $10,640
3/31/2002             $11,632            $ 8,457     $10,700
4/30/2002             $11,701            $ 8,173     $10,760
5/31/2002             $11,950            $ 8,192     $10,760
6/30/2002             $11,457            $ 7,696     $10,766
7/31/2002             $10,677            $ 7,049     $10,778
8/31/2002             $10,690            $ 7,063     $10,814
9/30/2002             $ 9,523            $ 6,288     $10,832
10/31/2002            $10,016            $ 6,753     $10,850
11/30/2002            $10,666            $ 7,119     $10,850
12/31/2002            $10,196            $ 6,775     $10,826
1/31/2003             $ 9,991            $ 6,571     $10,874
2/28/2003             $ 9,658            $ 6,458     $10,958
3/31/2003             $ 9,441            $ 6,440     $11,023
4/30/2003             $10,330            $ 7,015     $10,999
5/31/2003             $11,150            $ 7,420     $10,981
6/30/2003             $11,354            $ 7,551     $10,993
7/31/2003             $11,610            $ 7,706     $11,005
8/31/2003             $11,886            $ 7,874     $11,047
9/30/2003             $11,930            $ 7,924     $11,083
10/31/2003            $12,437            $ 8,396     $11,071
11/30/2003            $12,743            $ 8,526     $11,041
12/31/2003            $13,576            $ 9,063     $11,029
1/31/2004             $13,864            $ 9,210     $11,083
2/29/2004             $14,219            $ 9,368     $11,143
3/31/2004             $14,002            $ 9,309     $11,215
4/30/2004             $13,878            $ 9,124     $11,251
5/31/2004             $13,956            $ 9,213     $11,317
6/30/2004             $14,213            $ 9,406     $11,352
7/31/2004             $13,766            $ 9,102     $11,335
8/31/2004             $13,838            $ 9,145     $11,341
9/30/2004             $14,173            $ 9,321     $11,364
10/31/2004            $14,520            $ 9,552     $11,424
11/30/2004            $15,406            $10,057     $11,430
12/31/2004            $15,921            $10,444     $11,388
1/31/2005             $15,538            $10,211     $11,412
2/28/2005             $16,227            $10,539     $11,478
3/31/2005             $15,983            $10,339     $11,568
4/30/2005             $15,656            $10,121     $11,646
5/31/2005             $15,726            $10,309     $11,634
6/30/2005             $15,935            $10,402     $11,640
7/31/2005             $16,352            $10,768     $11,694
8/31/2005             $16,602            $10,854     $11,753
9/30/2005             $16,936            $11,139     $11,897
10/31/2005            $16,362            $10,871     $11,921
11/30/2005            $16,685            $11,239     $11,825
12/31/2005            $17,266            $11,491     $11,777
1/31/2006             $17,913            $12,007     $11,867
2/28/2006             $17,928            $11,994     $11,891
3/31/2006             $18,237            $12,263     $11,957
4/30/2006             $18,876            $12,642     $12,059
5/31/2006             $18,395            $12,221     $12,118
6/30/2006             $18,395            $12,223     $12,142
7/31/2006             $18,628            $12,302     $12,178
8/31/2006             $19,064            $12,627     $12,202
9/30/2006             $19,455            $12,782     $12,142
10/31/2006            $20,065            $13,253     $12,077
11/30/2006            $20,620            $13,585     $12,059
12/31/2006            $21,085            $13,865     $12,077
1/31/2007             $21,315            $14,031     $12,113
2/28/2007             $20,970            $13,964     $12,178
3/31/2007             $21,249            $14,225     $12,289
4/30/2007             $22,202            $14,861     $12,369
5/31/2007             $22,662            $15,292     $12,445
6/30/2007             $22,571            $15,180     $12,469
7/31/2007             $21,783            $14,847     $12,466
8/31/2007             $21,529            $14,842     $12,443
9/30/2007             $22,177            $15,553     $12,477
10/31/2007            $22,717            $16,033     $12,504
11/30/2007            $21,907            $15,385     $12,578
12/31/2007            $21,600            $15,191     $12,569
1/31/2008             $19,941            $14,033     $12,632
2/29/2008             $19,323            $13,959     $12,669
3/31/2008             $19,063            $13,832     $12,778
4/30/2008             $19,932            $14,570     $12,856
5/31/2008             $20,094            $14,810     $12,964
6/30/2008             $18,318            $13,634     $13,095
7/31/2008             $18,103            $13,305     $13,164
8/31/2008             $17,816            $13,124     $13,111
9/30/2008             $15,736            $11,569     $13,093
10/31/2008            $12,616            $ 9,378     $12,961
11/30/2008            $11,647            $ 8,778     $12,712
12/31/2008            $12,242            $ 9,064     $12,581
1/31/2009             $10,937            $ 8,272     $12,636
2/28/2009             $ 9,876            $ 7,431     $12,699
3/31/2009             $10,674            $ 7,996     $12,729
4/30/2009             $11,885            $ 8,901     $12,761
5/31/2009             $12,880            $ 9,719     $12,798
6/30/2009             $12,852            $ 9,679     $12,908
7/31/2009             $14,110            $10,502     $12,888
8/31/2009             $14,608            $10,940     $12,916
Total Returns           46.08%              9.40%      29.16%

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2009 Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               16 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,478.10             $ 6.93
Hypothetical (5% return before expenses)         $1,000           $1,019.61             $ 5.65
CLASS B
Actual                                           $1,000           $1,473.00             $11.59
Hypothetical (5% return before expenses)         $1,000           $1,015.83             $ 9.45
CLASS C
Actual                                           $1,000           $1,472.80             $11.59
Hypothetical (5% return before expenses)         $1,000           $1,015.83             $ 9.45
CLASS R
Actual                                           $1,000           $1,476.50             $ 8.49
Hypothetical (5% return before expenses)         $1,000           $1,018.35             $ 6.92
ADVISOR CLASS
Actual                                           $1,000           $1,479.10             $ 5.37
Hypothetical (5% return before expenses)         $1,000           $1,020.87             $ 4.38

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.11%; B: 1.86%; C: 1.86%; R: 1.36%; and
     Advisor: 0.86%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               18 | Annual Report

Templeton Growth Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED AUGUST 31,
                                        -------------------------------------------------------------------------------
CLASS A                                     2009             2008             2007             2006             2005
-------                                 -----------      -----------      -----------      -----------      -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the year)
Net asset value, beginning of year ..   $     19.82      $     26.15      $     25.29      $     23.86      $     21.03
                                        -----------      -----------      -----------      -----------      -----------
Income from investment operations(a):
   Net investment income(b) .........          0.27             0.43             0.37             0.43             0.36
   Net realized and unrealized gains
      (losses) ......................         (4.00)           (4.58)            2.66             2.73             3.66
                                        -----------      -----------      -----------      -----------      -----------
Total from investment operations ....         (3.73)           (4.15)            3.03             3.16             4.02
                                        -----------      -----------      -----------      -----------      -----------
Less distributions from:
   Net investment income ............         (0.54)           (0.37)           (0.49)           (0.41)           (0.41)
   Net realized gains ...............            --            (1.81)           (1.68)           (1.32)           (0.78)
                                        -----------      -----------      -----------      -----------      -----------
Total distributions .................         (0.54)           (2.18)           (2.17)           (1.73)           (1.19)
                                        -----------      -----------      -----------      -----------      -----------
Redemption fees(c) ..................            --               --(d)            --(d)            --(d)            --(d)
                                        -----------      -----------      -----------      -----------      -----------
Net asset value, end of year ........   $     15.55      $     19.82      $     26.15      $     25.29      $     23.86
                                        ===========      ===========      ===========      ===========      ===========
Total return(e) .....................        (18.20)%         (17.43)%          12.60%           14.52%           19.72%
RATIOS TO AVERAGE NET ASSETS
Expenses ............................          1.12%(f)         1.03%(g)         1.01%(g)         1.05%(g)         1.06%(g)
Net investment income ...............          2.01%            1.88%            1.44%            1.82%            1.61%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....   $13,259,166      $19,726,006      $27,997,564      $23,966,739      $20,786,173
Portfolio turnover rate .............         10.80%(h)        16.82%           20.37%           35.33%           19.95%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Templeton Growth Fund, Inc.

                                                                       YEAR ENDED AUGUST 31,
                                                   ------------------------------------------------------------
CLASS B                                              2009         2008         2007         2006         2005
-------                                            --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  19.34     $  25.55     $  24.75     $  23.37     $  20.64
                                                   --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................       0.17         0.25         0.17         0.24         0.19
   Net realized and unrealized gains (losses) ..      (3.89)       (4.48)        2.61         2.70         3.59
                                                   --------     --------     --------     --------     --------
Total from investment operations ...............      (3.72)       (4.23)        2.78         2.94         3.78
                                                   --------     --------     --------     --------     --------
Less distributions from:
   Net investment income .......................      (0.36)       (0.17)       (0.30)       (0.24)       (0.27)
   Net realized gains ..........................         --        (1.81)       (1.68)       (1.32)       (0.78)
                                                   --------     --------     --------     --------     --------
Total distributions ............................      (0.36)       (1.98)       (1.98)       (1.56)       (1.05)
                                                   --------     --------     --------     --------     --------
Redemption fees(c) .............................         --           --(d)        --(d)        --(d)        --(d)
                                                   --------     --------     --------     --------     --------
Net asset value, end of year ...................   $  15.26     $  19.34     $  25.55     $  24.75     $  23.37
                                                   ========     ========     ========     ========     ========
Total return(e) ................................     (18.79)%     (18.07)%      11.78%       13.65%       18.84%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.87%(f)     1.78%(g)     1.76%(g)     1.79%(g)     1.81%(g)
Net investment income ..........................       1.26%        1.13%        0.69%        1.08%        0.86%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $194,379     $347,203     $563,335     $580,530     $557,670
Portfolio turnover rate ........................      10.80%(h)    16.82%       20.37%       35.33%       19.95%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Templeton Growth Fund, Inc.

                                                                            YEAR ENDED AUGUST 31,
                                                   ----------------------------------------------------------------------
CLASS C                                               2009           2008           2007           2006           2005
-------                                            ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    19.20     $    25.40     $    24.63     $    23.28     $    20.56
                                                   ----------     ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ....................         0.17           0.25           0.17           0.25           0.19
   Net realized and unrealized gains (losses) ..        (3.86)         (4.46)          2.60           2.67           3.57
                                                   ----------     ----------     ----------     ----------     ----------
Total from investment operations ...............        (3.69)         (4.21)          2.77           2.92           3.76
                                                   ----------     ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income .......................        (0.37)         (0.18)         (0.32)         (0.25)         (0.26)
   Net realized gains ..........................           --          (1.81)         (1.68)         (1.32)         (0.78)
                                                   ----------     ----------     ----------     ----------     ----------
Total distributions ............................        (0.37)         (1.99)         (2.00)         (1.57)         (1.04)
                                                   ----------     ----------     ----------     ----------     ----------
Redemption fees(c) .............................           --             --(d)          --(d)          --(d)          --(d)
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...................   $    15.14     $    19.20     $    25.40     $    24.63     $    23.28
                                                   ==========     ==========     ==========     ==========     ==========
Total return(e) ................................       (18.76)%       (18.08)%        11.78%         13.71%         18.77%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................         1.86%(f)       1.77%(g)       1.76%(g)       1.79%(g)       1.81%(g)
Net investment income ..........................         1.27%          1.14%          0.69%          1.08%          0.86%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $1,083,587     $1,840,818     $2,759,141     $2,362,844     $1,965,909
Portfolio turnover rate ........................        10.80%(h)      16.82%         20.37%         35.33%         19.95%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Templeton Growth Fund, Inc.

                                                                       YEAR ENDED AUGUST 31,
                                                   ------------------------------------------------------------
CLASS R                                              2009         2008         2007         2006         2005
-------                                            --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  19.60     $  25.88     $  25.06     $  23.68     $  20.90
                                                   --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................       0.23         0.36         0.31         0.45         0.32
   Net realized and unrealized gains (losses) ..      (3.94)       (4.52)        2.63         2.62         3.62
                                                   --------     --------     --------     --------     --------
Total from investment operations ...............      (3.71)       (4.16)        2.94         3.07         3.94
                                                   --------     --------     --------     --------     --------
Less distributions from:
   Net investment income .......................      (0.49)       (0.31)       (0.44)       (0.37)       (0.38)
   Net realized gains ..........................         --        (1.81)       (1.68)       (1.32)       (0.78)
                                                   --------     --------     --------     --------     --------
Total distributions ............................      (0.49)       (2.12)       (2.12)       (1.69)       (1.16)
                                                   --------     --------     --------     --------     --------
Redemption fees(c) .............................         --           --(d)        --(d)        --(d)        --(d)
                                                   --------     --------     --------     --------     --------
Net asset value, end of year ...................   $  15.40     $  19.60     $  25.88     $  25.06     $  23.68
                                                   ========     ========     ========     ========     ========
Total return(e) ................................     (18.36)%     (17.64)%      12.33%       14.22%       19.44%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.37%(f)     1.28%(g)     1.26%(g)     1.30%(g)     1.31%(g)
Net investment income ..........................       1.76%        1.63%        1.19%        1.57%        1.36%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $187,423     $304,469     $467,391     $403,334     $123,139
Portfolio turnover rate ........................      10.80%(h)    16.82%       20.37%       35.33%       19.95%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Templeton Growth Fund, Inc.

                                                                            YEAR ENDED AUGUST 31,
                                                   ----------------------------------------------------------------------
ADVISOR CLASS                                         2009           2008           2007           2006           2005
-------------                                      ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    19.87     $    26.22     $    25.34     $    23.90     $    21.07
                                                   ----------     ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ....................         0.31           0.49           0.45           0.51           0.45
   Net realized and unrealized gains (losses) ..        (4.03)         (4.59)          2.66           2.72           3.63
                                                   ----------     ----------     ----------     ----------     ----------
Total from investment operations ...............        (3.72)         (4.10)          3.11           3.23           4.08
                                                   ----------     ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income .......................        (0.59)         (0.44)         (0.55)         (0.47)         (0.47)
   Net realized gains ..........................           --          (1.81)         (1.68)         (1.32)         (0.78)
                                                   ----------     ----------     ----------     ----------     ----------
Total distributions ............................        (0.59)         (2.25)         (2.23)         (1.79)         (1.25)
                                                   ----------     ----------     ----------     ----------     ----------
Redemption fees(c) .............................           --             --(d)          --(d)          --(d)          --(d)
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...................   $    15.56     $    19.87     $    26.22     $    25.34     $    23.90
                                                   ==========     ==========     ==========     ==========     ==========
Total return ...................................       (18.01)%       (17.24)%        12.93%         14.83%         19.97%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................         0.87%(e)       0.78%(f)       0.76%(f)       0.80%(f)       0.81%(f)
Net investment income ..........................         2.26%          2.13%          1.69%          2.07%          1.86%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $3,314,678     $5,008,718     $6,458,094     $3,972,615     $2,549,202
Portfolio turnover rate ........................        10.80%(g)      16.82%         20.37%         35.33%         19.95%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of redemptions in-kind.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Templeton Growth Fund, Inc.

STATEMENT OF INVESTMENTS, AUGUST 31, 2009

                                                                        INDUSTRY                         SHARES          VALUE
                                                     ----------------------------------------------   -----------   ---------------
    COMMON STOCKS 97.7%
    AUSTRALIA 0.6%
    Brambles Ltd. ................................           Commercial Services & Supplies            16,769,241   $   105,239,559
                                                                                                                    ---------------
    BRAZIL 0.1%
    Embraer-Empresa Brasileira de
       Aeronautica SA, ADR .......................                Aerospace & Defense                     961,110        20,413,976
                                                                                                                    ---------------
    FINLAND 0.5%
    UPM-Kymmene OYJ ..............................              Paper & Forest Products                 7,826,095        94,032,447
                                                                                                                    ---------------
    FRANCE 8.5%
    Accor SA .....................................           Hotels, Restaurants & Leisure              1,997,927       105,189,137
    Compagnie Generale des
       Etablissements Michelin, B ................                  Auto Components                     1,451,194       109,217,102
    France Telecom SA ............................       Diversified Telecommunication Services        12,633,667       321,345,072
    Sanofi-Aventis ...............................                  Pharmaceuticals                     5,220,942       354,227,445
    Total SA, B ..................................            Oil, Gas & Consumable Fuels               5,783,394       331,440,466
    Vivendi SA ...................................                       Media                         10,695,460       304,709,460
                                                                                                                    ---------------
                                                                                                                      1,526,128,682
                                                                                                                    ---------------
    GERMANY 6.4%
    Bayerische Motoren Werke AG ..................                    Automobiles                       4,239,496       193,359,939
    Deutsche Post AG .............................              Air Freight & Logistics                11,729,593       202,235,145
    Merck KGaA ...................................                  Pharmaceuticals                       843,465        76,455,751
    Muenchener Rueckversicherungs-
       Gesellschaft AG ...........................                     Insurance                          899,357       133,849,908
    SAP AG .......................................                      Software                        4,102,518       200,053,305
    Siemens AG ...................................              Industrial Conglomerates                4,148,344       359,074,481
                                                                                                                    ---------------
                                                                                                                      1,165,028,529
                                                                                                                    ---------------
    HONG KONG 1.4%
    Cheung Kong (Holdings) Ltd. ..................        Real Estate Management & Development         12,810,800       151,984,138
    Swire Pacific Ltd., A ........................        Real Estate Management & Development          9,717,000       101,363,712
                                                                                                                    ---------------
                                                                                                                        253,347,850
                                                                                                                    ---------------
    INDIA 0.5%
    ICICI Bank Ltd., ADR .........................                  Commercial Banks                    2,758,430        84,187,284
                                                                                                                    ---------------
    IRELAND 0.8%
    CRH PLC ......................................               Construction Materials                 5,552,528       142,505,751
                                                                                                                    ---------------
    ITALY 3.0%
    Eni SpA ......................................            Oil, Gas & Consumable Fuels               8,583,874       203,567,031
(a) Intesa Sanpaolo SpA ..........................                  Commercial Banks                   46,148,694       199,992,785
(a) UniCredit SpA ................................                  Commercial Banks                   38,123,230       138,155,906
                                                                                                                    ---------------
                                                                                                                        541,715,722
                                                                                                                    ---------------


                               24 | Annual Report

Templeton Growth Fund, Inc.

                                                                        INDUSTRY                         SHARES          VALUE
                                                     ----------------------------------------------   -----------   ---------------
    COMMON STOCKS (CONTINUED)
    JAPAN 2.6%
    FUJIFILM Holdings Corp. ......................   Electronic Equipment, Instruments & Components     3,526,600   $   105,150,048
    Konica Minolta Holdings Ltd. .................                 Office Electronics                  14,134,500       133,645,213
    Mitsubishi UFJ Financial Group Inc. ..........                  Commercial Banks                   11,242,475        71,752,768
    Toyota Motor Corp. ...........................                    Automobiles                       3,829,110       164,157,612
                                                                                                                    ---------------
                                                                                                                        474,705,641
                                                                                                                    ---------------
    NETHERLANDS 2.6%
(a) ING Groep NV .................................           Diversified Financial Services             9,800,603       148,179,452
    Koninklijke Philips Electronics NV ...........              Industrial Conglomerates                5,402,511       122,078,863
(a) Randstad Holding NV ..........................               Professional Services                  2,769,690       114,469,314
    Reed Elsevier NV .............................                       Media                            241,297         2,556,385
    SBM Offshore NV ..............................            Energy Equipment & Services               4,289,566        89,180,511
                                                                                                                    ---------------
                                                                                                                        476,464,525
                                                                                                                    ---------------
    NORWAY 0.6%
    Aker Solutions ASA ...........................            Energy Equipment & Services               5,335,985        52,325,751
    StatoilHydro ASA .............................            Oil, Gas & Consumable Fuels               2,375,660        51,764,955
                                                                                                                    ---------------
                                                                                                                        104,090,706
                                                                                                                    ---------------
    RUSSIA 0.4%
    Gazprom, ADR .................................            Oil, Gas & Consumable Fuels               3,642,900        73,805,154
                                                                                                                    ---------------
    SINGAPORE 2.2%
    DBS Group Holdings Ltd. ......................                  Commercial Banks                    4,105,734        36,012,961
(a) Flextronics International Ltd. ...............   Electronic Equipment, Instruments & Components    12,506,350        74,162,656
    Singapore Telecommunications Ltd. ............       Diversified Telecommunication Services       130,680,000       284,747,372
                                                                                                                    ---------------
                                                                                                                        394,922,989
                                                                                                                    ---------------
    SOUTH KOREA 4.4%
    Hyundai Motor Co. Ltd. .......................                    Automobiles                       2,718,566       230,718,972
(a) KB Financial Group Inc. ......................                  Commercial Banks                    3,078,287       126,926,966
    KT Corp., ADR ................................       Diversified Telecommunication Services         9,259,800       144,175,086
    Samsung Electronics Co. Ltd. .................      Semiconductors & Semiconductor Equipment          469,645       289,908,963
                                                                                                                    ---------------
                                                                                                                        791,729,987
                                                                                                                    ---------------
    SPAIN 1.5%
    Inditex SA ...................................                  Specialty Retail                    1,305,988        71,081,076
    Telefonica SA ................................       Diversified Telecommunication Services         8,012,654       202,083,489
                                                                                                                    ---------------
                                                                                                                        273,164,565
                                                                                                                    ---------------
    SWEDEN 1.0%
    Svenska Cellulosa AB, B ......................              Paper & Forest Products                 8,210,980       107,061,617
    Telefonaktiebolaget LM Ericsson, B ...........              Communications Equipment                6,902,707        66,047,652
                                                                                                                    ---------------
                                                                                                                        173,109,269
                                                                                                                    ---------------


                               Annual Report | 25

Templeton Growth Fund, Inc.

                                                                        INDUSTRY                         SHARES          VALUE
                                                     ----------------------------------------------   -----------   ---------------
    COMMON STOCKS (CONTINUED)
    SWITZERLAND 5.1%
    Adecco SA ....................................               Professional Services                  2,640,705   $   126,816,687
    Nestle SA ....................................                   Food Products                      4,432,353       184,100,567
    Novartis AG ..................................                  Pharmaceuticals                     6,708,570       310,956,808
    Roche Holding AG .............................                  Pharmaceuticals                     1,273,811       202,467,197
(a) UBS AG .......................................                  Capital Markets                     5,581,656       103,003,785
                                                                                                                    ---------------
                                                                                                                        927,345,044
                                                                                                                    ---------------
    TAIWAN 1.0%
    Taiwan Semiconductor Manufacturing
       Co. Ltd. ..................................      Semiconductors & Semiconductor Equipment      103,791,358       186,704,601
                                                                                                                    ---------------
    TURKEY 0.6%
    Turkcell Iletisim Hizmetleri AS, ADR .........        Wireless Telecommunication Services           6,301,610       101,518,937
                                                                                                                    ---------------
    UNITED KINGDOM 14.2%
    Aviva PLC ....................................                     Insurance                       34,723,288       229,650,964
    BAE Systems PLC ..............................                Aerospace & Defense                  10,622,500        54,027,288
    BG Group PLC .................................            Oil, Gas & Consumable Fuels               4,430,890        73,460,383
    BP PLC .......................................            Oil, Gas & Consumable Fuels              40,236,816       348,650,664
    Compass Group PLC ............................           Hotels, Restaurants & Leisure             22,287,187       118,509,423
    GlaxoSmithKline PLC ..........................                  Pharmaceuticals                    18,406,858       360,928,013
    HSBC Holdings PLC ............................                  Commercial Banks                   18,293,897       194,020,816
    Kingfisher PLC ...............................                  Specialty Retail                   50,189,002       173,202,421
    Pearson PLC ..................................                       Media                         13,647,489       167,252,916
    Royal Dutch Shell PLC, B .....................            Oil, Gas & Consumable Fuels              10,238,222       279,288,977
    Standard Life PLC ............................                     Insurance                       16,650,095        53,419,200
    Tesco PLC ....................................              Food & Staples Retailing                7,243,414        44,355,307
    Vodafone Group PLC ...........................        Wireless Telecommunication Services         170,986,191       369,944,894
(a) Wolseley PLC .................................          Trading Companies & Distributors            3,912,621        92,459,094
                                                                                                                    ---------------
                                                                                                                      2,559,170,360
                                                                                                                    ---------------
    UNITED STATES 39.7%
    Accenture Ltd., A ............................                    IT Services                      13,077,920       431,571,360
    ACE Ltd. .....................................                     Insurance                        1,789,830        93,393,329
    Alcoa Inc. ...................................                  Metals & Mining                     9,466,400       114,070,120
    American Express Co. .........................                  Consumer Finance                    4,349,190       147,089,606
(a) Amgen Inc. ...................................                   Biotechnology                      7,771,020       464,240,735
    AT&T Inc. ....................................       Diversified Telecommunication Services         1,452,470        37,836,844
    The Bank of New York Mellon Corp. ............                  Capital Markets                       847,459        25,093,261
(a) Boston Scientific Corp. ......................          Health Care Equipment & Supplies           15,629,640       183,648,270
    Bristol-Myers Squibb Co. .....................                  Pharmaceuticals                     4,064,690        89,951,590
    Chevron Corp. ................................            Oil, Gas & Consumable Fuels                 612,860        42,863,428
(a) Cisco Systems Inc. ...........................              Communications Equipment                8,868,810       191,566,296
    Comcast Corp., A .............................                       Media                         20,752,910       302,784,957
    Covidien PLC .................................          Health Care Equipment & Supplies            6,316,370       249,938,761
    CVS Caremark Corp. ...........................              Food & Staples Retailing                1,108,920        41,606,678
    El Paso Corp. ................................            Oil, Gas & Consumable Fuels              10,218,110        94,313,155
(a) Expedia Inc. .................................             Internet & Catalog Retail                6,565,000       151,323,250
    FedEx Corp. ..................................              Air Freight & Logistics                 1,249,200        85,832,532


                               26 | Annual Report

Templeton Growth Fund, Inc.

                                                                        INDUSTRY                         SHARES          VALUE
                                                     ----------------------------------------------   -----------   ---------------
    COMMON STOCKS (CONTINUED)
    UNITED STATES (CONTINUED)
    General Electric Co. .........................              Industrial Conglomerates                9,737,780   $   135,355,142
    Halliburton Co. ..............................            Energy Equipment & Services               3,931,130        93,207,092
    Harley-Davidson Inc. .........................                    Automobiles                       2,718,070        65,179,319
    The Home Depot Inc. ..........................                  Specialty Retail                    2,300,320        62,775,733
    JPMorgan Chase & Co. .........................           Diversified Financial Services             1,159,200        50,378,832
    Merck & Co. Inc. .............................                  Pharmaceuticals                     6,802,200       220,595,346
    Microsoft Corp. ..............................                      Software                       22,694,720       559,424,848
    News Corp., A ................................                       Media                         29,783,350       319,277,512
    Oracle Corp. .................................                      Software                       24,785,340       542,055,386
    Pfizer Inc. ..................................                  Pharmaceuticals                    25,920,830       432,877,861
(a) Progressive Corp. ............................                     Insurance                        9,640,540       159,261,721
    Quest Diagnostics Inc. .......................          Health Care Providers & Services            1,160,620        62,627,055
    Seagate Technology ...........................              Computers & Peripherals                12,494,890       173,054,226
(a) Sprint Nextel Corp. ..........................        Wireless Telecommunication Services          32,608,660       119,347,696
    Target Corp. .................................                  Multiline Retail                    1,905,980        89,581,060
    Time Warner Cable Inc. .......................                       Media                          1,501,096        55,420,464
    Time Warner Inc. .............................                       Media                          5,979,980       166,901,242
    Torchmark Corp. ..............................                     Insurance                        1,569,150        66,861,481
    Tyco Electronics Ltd. ........................   Electronic Equipment, Instruments & Components     8,248,590       188,232,824
    Tyco International Ltd. ......................              Industrial Conglomerates                6,422,990       203,544,553
    United Parcel Service Inc., B ................              Air Freight & Logistics                 5,464,810       292,148,743
(a) Viacom Inc., B ...............................                       Media                          9,002,880       225,432,115
    The Walt Disney Co. ..........................                       Media                          4,826,306       125,677,008
                                                                                                                    ---------------
                                                                                                                      7,156,341,431
                                                                                                                    ---------------
    TOTAL COMMON STOCKS
       (COST $19,570,959,561) ....................                                                                   17,625,673,009
                                                                                                                    ---------------
    PREFERRED STOCKS
       (COST $53,696,515) 0.4%
    BRAZIL 0.4%
    Vale SA, ADR, pfd., A ........................                  Metals & Mining                     3,647,880        62,780,015
                                                                                                                    ---------------
    TOTAL INVESTMENTS BEFORE
       SHORT TERM INVESTMENTS
       (COST $19,624,656,076) ....................                                                                   17,688,453,024
                                                                                                                    ---------------

                                                                                                       PRINCIPAL
                                                                                                       AMOUNT(b)
                                                                                                      -----------
    SHORT TERM INVESTMENTS 1.7%
    TIME DEPOSITS (COST $143,000,000) 0.8%
    UNITED STATES 0.8%
    Paribas Corp., 0.16%, 9/01/09 ................                                                    143,000,000       143,000,000
                                                                                                                    ---------------


                               Annual Report | 27

Templeton Growth Fund, Inc.

                                                                                                       PRINCIPAL
                                                                                                       AMOUNT(b)         VALUE
                                                                                                      -----------   ---------------
    SHORT TERM INVESTMENTS (CONTINUED)
    U.S. GOVERNMENT AND AGENCY SECURITIES 0.9%
(c) FHLB, 2/25/10 ................................                                                     25,815,000   $    25,791,508
    FHLB, 2.25%, 10/02/09 ........................                                                     24,960,000        24,999,337
    FHLB, 0.58%, 2/24/10 .........................                                                     30,000,000        30,035,070
(c) FHLMC, 1/20/10 ...............................                                                     30,000,000        29,982,960
(c) FHLMC, 9/14/09 ...............................                                                      4,160,000         4,159,917
(c) FNMA, 12/29/09 ...............................                                                     50,000,000        49,979,350
                                                                                                                    ---------------
    TOTAL U.S. GOVERNMENT AND AGENCY
       SECURITIES (COST $164,856,476) ............                                                                      164,948,142
                                                                                                                    ---------------
    TOTAL INVESTMENTS
       (COST $19,932,512,552) 99.8% ..............                                                                   17,996,401,166
    OTHER ASSETS, LESS LIABILITIES 0.2% ..........                                                                       42,831,436
                                                                                                                    ---------------
    NET ASSETS 100.0% ............................                                                                  $18,039,232,602
                                                                                                                    ===============

See Abbreviations on page 42.

(a)  Non-income producing.

(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(c)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Templeton Growth Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2009

Assets:
   Investments in securities:
      Cost ...................................................   $19,932,512,552
                                                                 ===============
      Value ..................................................   $17,996,401,166
   Cash ......................................................            82,438
   Receivables:
      Investment securities sold .............................        17,459,702
      Capital shares sold ....................................        15,842,110
      Dividends and interest .................................        54,986,457
   Other assets ..............................................            16,279
                                                                 ---------------
         Total assets ........................................    18,084,788,152
                                                                 ---------------
Liabilities:
   Payables:
      Capital shares redeemed ................................        23,916,396
      Affiliates .............................................        17,146,178
      Unaffiliated transfer agent fees .......................         2,298,745
   Accrued expenses and other liabilities ....................         2,194,231
                                                                 ---------------
         Total liabilities ...................................        45,555,550
                                                                 ---------------
            Net assets, at value .............................   $18,039,232,602
                                                                 ===============
Net assets consist of:
   Paid-in capital ...........................................   $24,386,638,271
   Undistributed net investment income .......................       243,636,998
   Net unrealized appreciation (depreciation) ................    (1,936,023,277)
   Accumulated net realized gain (loss) ......................    (4,655,019,390)
                                                                 ---------------
            Net assets, at value .............................   $18,039,232,602
                                                                 ===============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Templeton Growth Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2009

CLASS A:
   Net assets, at value ...................................................   $13,259,165,746
                                                                              ===============
   Shares outstanding .....................................................       852,701,857
                                                                              ===============
   Net asset value per share(a)............................................   $         15.55
                                                                              ===============
   Maximum offering price per share (net asset value per share / 94.25%) ..   $         16.50
                                                                              ===============
CLASS B:
   Net assets, at value ...................................................   $   194,379,250
                                                                              ===============
   Shares outstanding .....................................................        12,739,066
                                                                              ===============
   Net asset value and maximum offering price per sharea ..................   $         15.26
                                                                              ===============
CLASS C:
   Net assets, at value ...................................................   $ 1,083,587,161
                                                                              ===============
   Shares outstanding .....................................................        71,579,308
                                                                              ===============
   Net asset value and maximum offering price per sharea ..................   $         15.14
                                                                              ===============
CLASS R:
   Net assets, at value ...................................................   $   187,422,895
                                                                              ===============
   Shares outstanding .....................................................        12,172,190
                                                                              ===============
   Net asset value and maximum offering price per share ...................   $         15.40
                                                                              ===============
ADVISOR CLASS:
   Net assets, at value ...................................................   $ 3,314,677,550
                                                                              ===============
   Shares outstanding .....................................................       212,968,839
                                                                              ===============
   Net asset value and maximum offering price per share ...................   $         15.56
                                                                              ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Templeton Growth Fund, Inc.

STATEMENT OF OPERATIONS
for the year ended August 31, 2009

Investment income:
   Dividends (net of foreign taxes of $34,394,950) .............................   $   526,559,509
   Interest ....................................................................         1,222,314
                                                                                   ---------------
      Total investment income ..................................................       527,781,823
                                                                                   ---------------
Expenses:
   Management fees (Note 3a) ...................................................       100,406,638
   Administrative fees (Note 3b) ...............................................        13,252,246
   Distribution fees: (Note 3c)
      Class A ..................................................................        30,574,530
      Class B ..................................................................         1,980,347
      Class C ..................................................................        10,584,231
      Class R ..................................................................           916,079
   Transfer agent fees (Note 3e and 3f) ........................................        27,341,472
   Custodian fees (Note 4) .....................................................         2,340,730
   Reports to shareholders .....................................................         1,532,018
   Registration and filing fees ................................................           199,058
   Professional fees ...........................................................           366,555
   Directors' fees and expenses ................................................           329,614
   Other .......................................................................           831,828
                                                                                   ---------------
      Total expenses ...........................................................       190,655,346
      Expense reductions (Note 4) ..............................................           (22,630)
      Expenses waived/paid by affiliates (Note 3f) .............................          (455,344)
                                                                                   ---------------
         Net expenses ..........................................................       190,177,372
                                                                                   ---------------
            Net investment income ..............................................       337,604,451
                                                                                   ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments (includes losses from redemption in-kind of $11,628,312 -
         Note 9) ...............................................................    (4,663,011,106)
      Foreign currency transactions ............................................        (1,293,533)
                                                                                   ---------------
            Net realized gain (loss) ...........................................    (4,664,304,639)
                                                                                   ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................    (1,229,348,162)
      Translation of other assets and liabilities denominated in foreign
         currencies ............................................................         1,514,005
                                                                                   ---------------
            Net change in unrealized appreciation (depreciation) ...............    (1,227,834,157)
                                                                                   ---------------
Net realized and unrealized gain (loss) ........................................    (5,892,138,796)
                                                                                   ---------------
Net increase (decrease) in net assets resulting from operations ................   $(5,554,534,345)
                                                                                   ===============


The accompanying notes are an integral part of these financial statements.


                               Annual Report | 31

Templeton Growth Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED AUGUST 31,
                                                                -----------------------------------
                                                                      2009                2008
                                                                ----------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................   $   337,604,451    $    621,924,684
      Net realized gain (loss) from investments and foreign
         currency transactions ..............................    (4,664,304,639)        640,988,828
      Net change in unrealized appreciation (depreciation)
         on investments and translation of assets and
         liabilities denominated in foreign currencies ......    (1,227,834,157)     (7,429,531,787)
                                                                ---------------    ----------------
         Net increase (decrease) in net assets resulting
            from operations .................................    (5,554,534,345)     (6,166,618,275)
                                                                ---------------    ----------------
Distributions to shareholders from:
   Net investment income:
      Class A ...............................................      (486,233,817)       (398,180,382)
      Class B ...............................................        (5,699,628)         (3,557,189)
      Class C ...............................................       (31,391,893)        (19,831,619)
      Class R ...............................................        (7,072,818)         (5,485,538)
      Advisor Class .........................................      (139,524,635)       (111,288,787)
   Net realized gains:
      Class A ...............................................                --      (1,932,682,568)
      Class B ...............................................                --         (38,875,982)
      Class C ...............................................                --        (196,075,375)
      Class R ...............................................                --         (32,361,661)
      Advisor Class .........................................                --        (459,228,781)
                                                                ---------------    ----------------
Total distributions to shareholders .........................      (669,922,791)     (3,197,567,882)
                                                                ---------------    ----------------
Capital share transactions: (Note 2)
      Class A ...............................................    (2,003,704,787)     (1,493,923,114)
      Class B ...............................................       (69,416,118)        (86,812,017)
      Class C ...............................................      (316,507,302)       (250,773,274)
      Class R ...............................................       (41,796,050)        (56,111,994)
      Advisor Class .........................................      (532,101,452)        233,428,067
                                                                ---------------    ----------------
Total capital share transactions ............................    (2,963,525,709)     (1,654,192,332)
                                                                ---------------    ----------------
Redemption fees .............................................                --              70,012
                                                                ---------------    ----------------
         Net increase (decrease) in net assets ..............    (9,187,982,845)    (11,018,308,477)
Net assets:
   Beginning of year ........................................    27,227,215,447      38,245,523,924
                                                                ---------------    ----------------
   End of year ..............................................   $18,039,232,602    $ 27,227,215,447
                                                                ===============    ================
Undistributed net investment income included in net assets:
   End of year ..............................................   $   243,636,998    $    576,631,310
                                                                ===============    ================

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

Templeton Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Time deposits are valued at cost.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


                               Annual Report | 33

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date.


                               34 | Annual Report

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


                               Annual Report | 35

Templeton Growth Fund, Inc.

2. CAPITAL STOCK

At August 31, 2009, there were 2.4 billion shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                           YEAR ENDED AUGUST 31,
                                      ---------------------------------------------------------------
                                                   2009                             2008
                                      ------------------------------   ------------------------------
                                         SHARES           AMOUNT          SHARES          AMOUNT
                                      ------------   ---------------   ------------   ---------------
CLASS A SHARES:
   Shares sold ....................     97,826,671   $ 1,305,375,608    126,468,089   $ 2,928,878,098
   Shares issued in reinvestment
      of distributions ............     30,720,404       386,155,554     81,526,423     2,015,496,803
   Shares redeemed in-kind
      (Note 9) ....................     (2,210,064)      (27,161,681)            --                --
   Shares redeemed ................   (269,036,325)   (3,668,074,268)  (283,228,141)   (6,438,298,015)
                                      ------------   ---------------   ------------   ---------------
   Net increase (decrease) ........   (142,699,314)  $(2,003,704,787)   (75,233,629)  $(1,493,923,114)
                                      ------------   ---------------   ------------   ---------------
CLASS B SHARES:
   Shares sold ....................        311,338   $     4,097,625        357,372   $     8,136,111
   Shares issued in reinvestment
      of distributions ............        420,778         5,217,652      1,598,248        38,753,026
   Shares redeemed ................     (5,944,808)      (78,731,395)    (6,053,074)     (133,701,154)
                                      ------------   ---------------   ------------   ---------------
   Net increase (decrease) ........     (5,212,692)  $   (69,416,118)    (4,097,454)  $   (86,812,017)
                                      ------------   ---------------   ------------   ---------------
CLASS C SHARES:
   Shares sold ....................      5,589,476   $    72,393,613      8,904,679   $   202,266,942
   Shares issued in reinvestment
      of distributions ............      2,212,975        27,219,261      7,786,538       187,468,064
   Shares redeemed ................    (32,080,350)     (416,120,176)   (29,475,200)     (640,508,280)
                                      ------------   ---------------   ------------   ---------------
   Net increase (decrease) ........    (24,277,899)  $  (316,507,302)   (12,783,983)  $  (250,773,274)
                                      ------------   ---------------   ------------   ---------------
CLASS R SHARES:
   Shares sold ....................      3,932,881   $    51,628,260      4,093,419   $    92,473,831
   Shares issued in reinvestment
      of distributions ............        559,987         6,983,042      1,527,062        37,405,095
   Shares redeemed ................     (7,852,832)     (100,407,352)    (8,146,329)     (185,990,920)
                                      ------------   ---------------   ------------   ---------------
   Net increase (decrease) ........     (3,359,964)  $   (41,796,050)    (2,525,848)  $   (56,111,994)
                                      ------------   ---------------   ------------   ---------------
ADVISOR CLASS SHARES:
   Shares sold ....................      8,861,636   $   121,152,381     14,115,788   $   345,387,849
   Shares issued in reinvestment
      of distributions ............     10,926,929       137,242,233     22,277,647       551,125,894
   Shares redeemed ................    (58,928,301)     (790,496,066)   (30,632,913)     (663,085,676)
                                      ------------   ---------------   ------------   ---------------
   Net increase (decrease) ........    (39,139,736)  $  (532,101,452)     5,760,522   $   233,428,067
                                      ------------   ---------------   ------------   ---------------


                               36 | Annual Report

Templeton Growth Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                   AFFILIATION
----------                                             -------------------------
Templeton Global Advisors Limited (TGAL)               Investment manager
Franklin Templeton Services, LLC (FT Services)         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)   Principal underwriter
Franklin Templeton Investor Services, LLC
   (Investor Services)                                 Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   -------------------------------------------------
       0.630%         Up to and including $1 billion
       0.615%         Over $1 billion, up to and including $5 billion
       0.600%         Over $5 billion, up to and including $10 billion
       0.580%         Over $10 billion, up to and including $15 billion
       0.560%         Over $15 billion, up to and including $20 billion
       0.540%         Over $20 billion, up to and including $25 billion
       0.530%         Over $25 billion, up to and including $30 billion
       0.520%         Over $30 billion, up to and including $35 billion
       0.510%         Over $35 billion, up to and including $40 billion
       0.500%         Over $40 billion, up to and including $45 billion
       0.490%         In excess of $45 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   ---------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                               Annual Report | 37

Templeton Growth Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the Fund's Class B, C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..   0.25%
Class B ..   1.00%
Class C ..   1.00%
Class R ..   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $1,469,519
Contingent deferred sales charges retained ...................   $  131,964

E. TRANSFER AGENT FEES

For the year ended August 31, 2009, the Fund paid transfer agent fees of $27,341,472, of which $17,699,593 was retained by Investor Services.

F. SPECIAL SERVICING AGREEMENT

Effective May 1, 2009, the Fund, which is an underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement with the Allocator Funds, pursuant to which the Fund pays a portion of eligible Allocator Funds' expenses, which include transfer agency and shareholder service costs, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of TGAL. Expenses allocated to the Fund under the Special Servicing Agreement are included in transfer agent fees on the Statement of Operations, and the amount payable to the Allocator Funds is included in the payable from affiliates on the Statement of Assets and Liabilities. For the year ended August 31, 2009, the Fund was allocated expenses of $1,577,799. At August 31, 2009, 15.91% of the Fund's outstanding shares were held by the Allocator Funds.

The fund administrator of the Fund has voluntarily agreed to limit the increase in the Fund's net annual operating expense ratio that results from the implementation of the Special Servicing Agreement at 0.02% through April 30, 2010.


                               38 | Annual Report

Templeton Growth Fund, Inc.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2009, the Fund had tax basis capital losses of $1,349,337,321 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized capital losses of $3,300,905,423.

The tax character of distributions paid during the years ended August 31, 2009 and 2008, was as follows:

                                       2009            2008
                                   ------------   --------------
Distributions paid from:
   Ordinary income .............   $669,922,791   $  709,809,057
   Long term capital gain ......             --    2,487,758,825
                                   ------------   --------------
                                   $669,922,791   $3,197,567,882
                                   ============   ==============

At August 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.........................................   $19,937,489,588
                                                               ===============
Unrealized appreciation.....................................   $ 1,765,115,382
Unrealized depreciation.....................................    (3,706,203,804)
                                                               ---------------
Net unrealized appreciation (depreciation)..................   $(1,941,088,422)
                                                               ===============
Distributable earnings - undistributed ordinary income......   $   243,837,386
                                                               ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums and losses realized on in-kind shareholder redemptions.


                               Annual Report | 39

Templeton Growth Fund, Inc.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2009, aggregated $1,856,296,683 and $5,290,116,101, respectively. Sales of investments excludes an in-kind redemption of $27,161,681.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $51,629 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended August 31, 2009, the Fund did not utilize the Global Credit Facility.

9. REDEMPTIONS IN-KIND

During the year ended August 31, 2009, the Fund realized $11,628,312 of net losses resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such losses are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.


                               40 | Annual Report

Templeton Growth Fund, Inc.

10.  FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on September 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2009, in valuing the Fund's assets carried at fair value:

                                                          LEVEL 1        LEVEL 2      LEVEL 3        TOTAL
                                                     ---------------   ------------   -------   ---------------
ASSETS:
   Investments in Securities:
      Equity Investments(a) .....................    $17,688,453,024   $         --     $--     $17,688,453,024
      Short Term Investments ....................                 --    307,948,142      --         307,948,142
                                                     ---------------   ------------     ---     ---------------
         Total Investments in Securities ........    $17,688,453,024   $307,948,142     $--     $17,996,401,166
                                                     ---------------   ------------     ---     ---------------

(a) Includes common and preferred stock. For detailed industry descriptions, see the accompanying Statement of Investments.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through October 20, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.


                               Annual Report | 41

Templeton Growth Fund, Inc.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR   - American Depository Receipt
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association


                               42 | Annual Report

Templeton Growth Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON GROWTH FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth Fund, Inc. (the "Fund") at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 20, 2009


                               Annual Report | 43

Templeton Growth Fund, Inc.

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 19.52% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $518,134,513 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $964,060 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2009.

At August 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 11, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income, and foreign qualified dividends as designated by the Fund to Class A, Class B, Class C, Class R, and Advisor Class shareholders of record.

RECORD DATE: 12/11/2008

                       FOREIGN TAX      FOREIGN            FOREIGN
                          PAID       SOURCE INCOME   QUALIFIED DIVIDENDS
CLASS                   PER SHARE      PER SHARE          PER SHARE
-----                  -----------   -------------   -------------------
Class A ............     $0.0656        $0.4585           $0.4103
Class B ............     $0.0656        $0.2887           $0.2584
Class C ............     $0.0656        $0.3008           $0.2692
Class R ............     $0.0656        $0.4094           $0.3664
Advisor Class ......     $0.0656        $0.5087           $0.4552

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.


                               44 | Annual Report

Templeton Growth Fund, Inc.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2009, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2008. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               Annual Report | 45

Templeton Growth Fund, Inc.

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION       TIME SERVED        BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
-------------------            -------------- ------------------ ----------------------- -------------------------------------------
HARRIS J. ASHTON (1932)        Director       Since 1992         134                     Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)         Director       Since 2008         31                      SLM Corporation (Sallie Mae) and Allied
500 East Broward Blvd.                                                                   Capital Corporation (financial services).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)       Director       Since 2000         23                      Fortis, Inc. (utility holding company),
500 East Broward Blvd.                                                                   Victory Nickel Inc. (mineral exploration)
Suite 2100                                                                               and ABACO Markets Limited (retail
Fort Lauderdale, FL 33394-3091                                                           distributors.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd. and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)        Lead           Director           134                     Hess Corporation (exploration and refining
500 East Broward Blvd.         Independent    since 2000                                 of oil and gas), H.J. Heinz Company
Suite 2100                     Director       and Lead                                   (processed foods and allied products), RTI
Fort Lauderdale, FL 33394-3091                Independent                                International Metals, Inc. (manufacture and
                                              Director                                   distribution of titanium), Canadian
                                              since 2007                                 National Railway (rail-road) and White
                                                                                         Mountains Insurance Group, Ltd. (holding
                                                                                         company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               46 | Annual Report

                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION       TIME SERVED        BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
-------------------            -------------- ------------------ ----------------------- -------------------------------------------
DAVID W. NIEMIEC (1949)        Director       Since 2005         23                      Emeritus Corporation (assisted living) and
500 East Broward Blvd.                                                                   OSI Pharmaceuticals, Inc. (pharmaceutical
Suite 2100                                                                               products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)          Director       Since 2003         134                     Hess Corporation (exploration and refining
500 East Broward Blvd.                                                                   of oil and gas).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)       Director       Since 2005         142                     None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS   Director       Since 2000         23                      None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)          Director       Since 2006         38                      El Oro Ltd (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law.


                               Annual Report | 47

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION       TIME SERVED        BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
-------------------            -------------- ------------------ ----------------------- -------------------------------------------
**CHARLES B. JOHNSON (1933)    Director,      Director, Chairman 134                     None
One Franklin Parkway           Chairman of    of the Board
San Mateo, CA 94403-1906       the Board and  since 1995 and
                               Vice President Vice President
                                              since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)    Director       Since 2007         91                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)          Chief          Chief Compliance   Not Applicable          Not Applicable
One Franklin Parkway           Compliance     Officer since 2004
San Mateo, CA 94403-1906       Officer and    and Vice President
                               Vice President - AML Compliance
                               - AML          since 2006
                               Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)      Chief          Since March 2009   Not Applicable          Not Applicable
One Franklin Parkway           Executive
San Mateo, CA 94403-1906       Officer -
                               Finance and
                               Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

ALIYA S. GORDON (1973)         Vice President Since March 2009   Not Applicable          Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               48 | Annual Report

                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION       TIME SERVED        BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
-------------------            -------------- ------------------ ----------------------- -------------------------------------------
DAVID P. GOSS (1947)           Vice President Since 2000         Not Applicable          Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)          Vice President Since              Not Applicable          Not Applicable
One Franklin Parkway                          August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)  Vice President Since 1996         Not Applicable          Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.


GARY P. MOTYL (1952)           President      Since 2007         Not Applicable          Not Applicable
500 East Broward Blvd.         and Chief
Suite 2100                     Executive
Fort Lauderdale, FL 33394-3091 Officer -
                               Investment
                               Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton
Investments.

MARK H. OTANI (1968)           Treasurer,     Since March 2009   Not Applicable          Not Applicable
One Franklin Parkway           Chief
San Mateo, CA 94403-1906       Financial
                               Officer and
                               Chief
                               Accounting
                               Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in
Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)      Secretary and  Secretary since    Not Applicable          Not Applicable
500 East Broward Blvd.         Vice President 2004 and Vice
Suite 2100                                    President since
Fort Lauderdale, FL 33394-3091                August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 49

                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION       TIME SERVED        BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
-------------------            -------------- ------------------ ----------------------- -------------------------------------------
KAREN L. SKIDMORE (1952)       Vice President Since              Not Applicable          Not Applicable
One Franklin Parkway                          August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)           Vice President Since 2005         Not Applicable          Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be interested person of the Trust under the federal securities laws due to his position as officer and director Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               50 | Annual Report

Templeton Growth Fund, Inc.

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 19, 2009, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin


                               Annual Report | 51

Templeton Growth Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.


                               52 | Annual Report

Templeton Growth Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2009, as well as during the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional global large-cap value funds as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within such universe experienced losses for the one-year period. On a comparative basis, the Lipper report showed the Fund's total return for the one-year period to be in the middle quintile of the Lipper performance universe, and on an annualized basis to be in the highest or best performing quintile of such performance universe for the 10-year period, and the middle quintile of such universe for each of the previous three- and five-year periods. The Board noted that changes had been made in the Fund's lead portfolio manager during the past two years during which the independent Directors had met separately with the lead portfolio manager and other management representatives to discuss the Fund's performance and steps being taken to improve it. While intending to continue monitoring the Fund, the Board was satisfied with the attention being given by management to improving the Fund's performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate for the Fund was at the median of its Lipper expense group, while its actual total expense rate was in the least expensive quintile of such group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Lipper expense group.


                               Annual Report | 53

Templeton Growth Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


                               54 | Annual Report

Templeton Growth Fund, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's investment management agreement provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets declining in graduated stages thereafter to a fee of 0.49% on assets in excess of $45 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2008, the Fund's net assets were approximately $17 billion, and the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedules of fees under the investment management agreement provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 55

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Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
ranklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income FunD

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                                                        One Franklin Parkway
                                                        San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON GROWTH FUND, INC.

INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

101 A2009 10/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $123,015 for the fiscal year ended August 31, 2009 and $169,991 for the fiscal year ended August 31, 2008.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $30,250 for the fiscal year ended August 31, 2009 and $30,250 for the fiscal year ended August 31, 2008. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,000 for the fiscal year ended August 31, 2009 and $0 for the fiscal year ended August 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2009 and $23,963 for the fiscal year ended August 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2009 and $260,114 for the fiscal year ended August 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $36,250 for the fiscal year ended August 31, 2009 and $314,327 for the fiscal year ended August 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.


By /s/LAURA F. FERGERSON
 ------------------------------------
Laura F. Fergerson
Chief Executive Officer - Finance and
 Administration
Date:  October 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
 ------------------------------------
Laura F. Fergerson
Chief Executive Officer - Finance and
 Administration
Date:  October 28, 2009


By /s/MARK H. OTANI
 ------------------------------------
Mark H. Otani
Chief Financial Officer and
 Chief Accounting Officer
Date:  October 28, 2009